UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. 1)

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☑	Preliminary Information Statement

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☐	Definitive Information Statement

LiveDeal, Inc.

(Name of Registrant as Specified In Its Charter)

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LIVEDEAL, INC.

2490 East Sunset Road, Suite 100

Las Vegas, Nevada 89120

(702) 939-0230

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of LiveDeal, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of LiveDeal, Inc., a Nevada corporation (the “Company”), in connection with action taken by the holders of a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated April 27, 2012, a Note and Warrant Purchase Agreement, dated April 3, 2012 (the “Purchase Agreement”), and the transactions contemplated thereby (collectively, the “Transaction”).

Pursuant to the Purchase Agreement, Isaac Capital Group, LLC, a Delaware limited liability company (“ICG”), agreed to purchase for cash up to $2,000,000 in aggregate principal amount of Subordinated Convertible Notes (“Convertible Notes”) to be issued by the Company. The Company will use the proceeds of the Convertible Notes for working capital and other general corporate purposes. The terms of the Purchase Agreement and Convertible Notes also provide that, subject to certain conditions, (i) the Convertible Notes may be converted into shares of the Company’s common stock at the election of either ICG or the Company, and (ii) upon any such conversion, ICG will be issued warrants to purchase additional shares of the Company’s common stock. The terms and conditions of such conversion features and warrant issuances, and certain other terms and conditions of the Transaction, are described in the attached Information Statement. Pursuant to Rule 14c-2(b) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), certain aspects of the Transaction that are subject to stockholder approval will not take effect until the 20th calendar day after the attached Information Statement is delivered to all stockholders of the Company that did not execute the written consent described above.

The purpose of this Information Statement is to notify our stockholders that, on April 27, 2012, as required by NASDAQ Listing Rules (which require shareholder approval in connection with certain aspects of the Transaction), the holders of 1,612,899 shares of common stock (representing approximately 68.8% of the 2,345,503 issued and outstanding shares of common stock as of such date) executed a written consent approving and authorizing the Purchase Agreement and the Transaction. The written consent that we received constitutes the only stockholder approval required in connection with the Transaction under Nevada law and applicable NASDAQ Listing Rules. As a result, no further action by any other stockholder is required to approve the Purchase Agreement or the Transaction, and we have not and will not be soliciting your approval of the Purchase Agreement or the Transaction. The attached Information Statement, which is being furnished to you by the Company’s board of directors pursuant to applicable law and the requirements of the Exchange Act, contains additional information about the Purchase Agreement and the Transaction.

Your vote or consent is not requested or required to approve these matters. We are not asking you for a proxy and you are requested not to send us a proxy. The accompanying Information Statement is provided solely for your information.

By order of the Board of Directors,

/s/ Jon Isaac

Jon Isaac
President and Chief Executive Officer

May      , 2012

LIVEDEAL, INC.

2490 East Sunset Road, Suite 100

Las Vegas, Nevada 89120

(702) 939-0230

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is being furnished by the board of directors of LiveDeal, Inc., a Nevada corporation (“we,” “us,” “LiveDeal” or the “Company”), in connection with certain action taken by the written consent of holders of approximately 68.8% of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and is being delivered to inform you of the corporate actions described herein before they take effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We are mailing this Information Statement to the Company’s stockholders on or about May , 2012.

Why am I receiving this Information Statement?

The purpose of this Information Statement is to notify our stockholders that, on April 27, 2012, as required by NASDAQ Listing Rules, the holders of 1,612,899 shares of Common Stock (representing approximately 68.8% of the 2,345,503 issued and outstanding shares of Common Stock as of such date) executed a written consent approving and authorizing a significant investment transaction involving the Company. This Information Statement contains information about that transaction, as well as the action that was taken by written consent.

What did the investment transaction involve? What were the material terms?

On April 3, 2012 (the “Closing Date”), the Company and Isaac Capital Group LLC (“ICG”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”), a copy of which is attached to this Information Statement as Annex A, pursuant to which ICG agreed to purchase for cash up to $2,000,000 in aggregate principal amount of Subordinated Convertible Notes (“Convertible Notes”) to be issued by LiveDeal. An initial Convertible Note in the principal amount of $250,000 was issued to ICG on the Closing Date. Additional Convertible Notes in an aggregate principal amount of up to $1,750,000 may be issued to ICG from time to time by LiveDeal for a period of one (1) year following the Closing Date upon notice to ICG, provided that each Convertible Note must be in a principal amount of at least $100,000. The Company will use the proceeds of the Convertible Notes for working capital and other general corporate purposes. Collectively, the transactions contemplated by the Purchase Agreement are sometimes referred to in this Information Statement as the “Transaction.”

The Purchase Agreement and the Convertible Notes, which are unsecured, provide that all amounts payable by LiveDeal to ICG under the Convertible Notes will be due and payable on April 3, 2013 (the “Maturity Date”), provided that LiveDeal has the option in its discretion to extend the Maturity Date by up to one (1) year if no Event of Default (as defined in the Purchase Agreement) has occurred and is continuing, and LiveDeal is in material compliance with its agreements and covenants under the Purchase Agreement and the Convertible Notes, as of the Maturity Date.

The Convertible Notes also provide for the following terms and conditions:

•	LiveDeal will pay an annual interest rate equal to 8% on the unpaid principal balance of each Convertible Note from its date of issuance. All interest will be payable on the Maturity Date or upon the conversion of the applicable Convertible Note, as described below. LiveDeal also has the option to prepay each Convertible Note, in whole or in part, at any time without premium or penalty.

•	Either LiveDeal or ICG may elect at any time to cause the immediate conversion of all or any portion of any Convertible Note (including all principal and accrued but unpaid interest relating thereto) into that number of shares of Common Stock, as is obtained by dividing the dollar amount of the principal and accrued but unpaid interest payable under the applicable Convertible Note by the applicable Conversion Price (the “Conversion Shares”). Subject to adjustment, the “Conversion Price” with respect to each Convertible Note will be an amount equal to 60% of the lesser of (i) the closing bid price of the Common Stock on the Closing Date or (ii) the 10-day weighted average closing bid price of the Common Stock for the 10 business days immediately preceding the date on which LiveDeal or ICG (as applicable) provides notice of conversion with respect to the applicable Convertible Note.

•	The Convertible Notes provide that, upon the occurrence of any Event of Default, all amounts payable to ICG will become immediately due and payable by LiveDeal, without any demand of or notice to LiveDeal.

The Purchase Agreement contains customary representations, warranties and covenants of the parties, including affirmative and negative covenants of LiveDeal. Among other things, LiveDeal (i) is required to provide certain financial and other information to ICG from time to time, (ii) must maintain its corporate existence, business, assets, properties, insurance and records in accordance with the requirements set forth in the Purchase Agreement, (iii) with certain exceptions, must not incur or suffer to exist any liens or other encumbrances with respect to its property or assets, (iv) must not make certain loans or investments except in compliance with the terms of the Purchase Agreement, and (v) must not enter into certain types of transactions, including dispositions of LiveDeal’s assets or business.

 The Purchase Agreement also defines certain Events of Default, including (among other things) (i) LiveDeal’s failure to make any payment required under the Convertible Notes when due (subject to a three-day cure period), (ii) LiveDeal’s failure to comply with its covenants and agreements under the Purchase Agreement, the Convertible Notes and other transaction documents and (iii) the occurrence of a change of control with respect to LiveDeal.

 Pursuant to the Purchase Agreement, in connection with the conversion of any Convertible Note into Conversion Shares, LiveDeal will issue to ICG a warrant to purchase that number of shares of Common Stock equal to the applicable number of Conversion Shares (subject to adjustment). Each such warrant will be exercisable for a period of five (5) years following the date of its issuance at an exercise price equal to a 20% premium to the Conversion Price of the applicable Convertible Note (subject to adjustment). The warrants provide that they may be exercised in whole or in part and also include a cashless exercise feature.

LiveDeal was not required to pay any due diligence, origination or other fees to ICG in connection with the transactions described above.

What corporate action has been taken with respect to the Purchase Agreement and the Transaction?

On March 30, 2012, the Company’s board of directors (i) approved and authorized the Company’s entry into the Purchase Agreement and consummation of the Transaction, (ii) recommended that the Company’s stockholders approve the Purchase Agreement and the Transactions in accordance with applicable NASDAQ Listing Rules, and (iii) expressly approved and authorized stockholder action by written consent in connection with such recommendation, as required by the Company’s Amended and Restated Articles of Incorporation.

On April 27, 2012, the holders of 1,612,899 shares of Common Stock (representing approximately 68.8% of the 2,345,503 issued and outstanding shares of Common Stock as of such date) executed a written consent approving and authorizing the Purchase Agreement and the Transaction. Pursuant to applicable law and NASDAQ Listing Rules, such written consent constituted all of the stockholder action required to approve the Purchase Agreement and the Transaction. As a result, no further action by any other stockholder is required to approve the Purchase Agreement or the Transaction, and we have not and will not be soliciting your approval of the Purchase Agreement or the Transaction. A copy of the Action by Written Consent is attached to this Information Statement as Annex B.

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Why was stockholder approval required in connection with the Transaction?

We are subject to the NASDAQ Stock Market’s Listing Rules because our Common Stock is currently listed on the NASDAQ Capital Market. Pursuant to NASDAQ Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

As described above, the Transaction involves the potential issuance by the Company of up to $2,000,000 in aggregate principal amount of Convertible Notes. If all such Convertible Notes are issued by the Company and subsequently converted into Conversion Shares, and if the corresponding warrants issued by the Company upon such conversion(s) are exercised by ICG, the Transaction could result in the sale and issuance of Common Stock equal to 20% or more of the Common Stock outstanding before the Closing Date for less than the greater of book or market value of the Common Stock. Therefore, we sought the written consent of our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock for the approval of the Purchase Agreement and the Transaction.

Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, certain aspects of the Transaction that are subject to stockholder approval (including, without limitation, ICG’s ability to convert the Convertible Notes into Conversion Shares and/or exercise any warrants to be issued in connection with such conversion(s)) will not take effect until the 20th calendar day after this Information Statement is delivered to all stockholders of the Company that did not provide their written consent in connection with the Purchase Agreement and the Transaction.

Can I dissent or exercise rights of appraisal?

Neither Nevada law nor LiveDeal’s Restated Articles of Incorporation or Amended and Restated Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with the Company’s entry into the Purchase Agreement or consummation of the Transaction.

THE TRANSACTION

Overview

On the Closing Date, the Company and ICG entered into the Purchase Agreement. Pursuant to the Purchase Agreement, ICG agreed to purchase for cash up to $2,000,000 in aggregate principal amount of Convertible Notes. The Company will use the proceeds of the Convertible Notes for working capital and other general corporate purposes.

The Purchase Agreement and the Convertible Notes, which are unsecured, provide that all amounts payable by LiveDeal to ICG under the Convertible Notes will be due and payable on the Maturity Date, provided that LiveDeal has the option in its discretion to extend the Maturity Date by up to one (1) year if no Event of Default (as defined in the Purchase Agreement) has occurred and is continuing, and LiveDeal is in material compliance with its agreements and covenants under the Purchase Agreement and the Convertible Notes, as of the Maturity Date.

As described in more detail below, such Convertible Notes may be converted into shares of Common Stock at the election of either the Company or ICG for an amount equal to 60% of the lesser of (i) the closing bid price of the Common Stock on the Closing Date or (ii) the 10-day weighted average closing bid price of the Common Stock for the 10 business days immediately preceding the date on which LiveDeal or ICG (as applicable) provides notice of conversion with respect to the applicable Convertible Note.

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In connection with any conversion(s) of Convertible Notes, LiveDeal will issue to ICG a warrant to purchase that number of shares of Common Stock equal to the applicable number of Conversion Shares (subject to adjustment). Each such warrant will be exercisable for a period of five (5) years following the date of its issuance at an exercise price equal to a 20% premium to the Conversion Price of the applicable Convertible Note (subject to adjustment). The warrants provide that they may be exercised in whole or in part and also include a cashless exercise feature.

An initial Convertible Note in the principal amount of $250,000 was issued to ICG on the Closing Date. Additional Convertible Notes may be issued to ICG in the aggregate principal amount of $1,750,000 for a period of one (1) year following the Closing Date; provided, however, that each Convertible Note must be in a principal amount of at least $100,000.

The Parties

LiveDeal

LiveDeal is a provider of web-based customer acquisition and related products for small and local businesses. Our principal office is located at 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120. Our Common Stock is listed on the NASDAQ Capital Market under the trading symbol “LIVE”.

ICG

ICG is a private investment company that is part of the Isaac Organization, which is an international private investment firm based in San Diego, California. Its principal office is located at 3525 Del Mar Heights Road, Suite 765, San Diego, California 92130. Jon Isaac, who is LiveDeal’s President and Chief Executive Officer in addition to being a member of our board of directors, is the managing member of ICG.

The Note and Warrant Purchase Agreement

This section of the Information Statement describes certain material provisions of the Purchase Agreement but does not purport to describe all of the terms of the Purchase Agreement. A copy of the Purchase Agreement is attached to this Proxy Statement as Annex A.  We urge you to read the full text of the Purchase Agreement, because that is the legal document that governs the issuance of Convertible Notes to ICG.  This section of the Information Statement is not intended to provide you with any other factual information about us.  Such information can be found elsewhere in this Information Statement and in the public filings we make with the SEC, as described below in this Information Statement.

As discussed above, LiveDeal and ICG entered into the Purchase Agreement in the form attached hereto as Annex A. Pursuant to the Purchase Agreement, ICG agreed to purchase for cash up to $2,000,000 in aggregate principal amount of Convertible Notes in the form attached to the Purchase Agreement as Exhibit A. Further, pursuant to the Purchase Agreement and in connection with the conversion of any Convertible Note, LiveDeal agreed to issue to ICG five-year warrants in the form attached to the Purchase Agreement as Exhibit C. Additional information about the terms of the Convertible Notes and the warrants is set forth below.

The obligations of LiveDeal under the Purchase Agreement, the Convertible Notes and certain other agreements relating to the Transaction are guaranteed by Local Marketing Experts, Inc., a Nevada corporation, Velocity Marketing Concepts, Inc., a Nevada corporation, 247 Marketing, LLC, a Nevada limited liability company, Telco Billing, Inc., a Nevada corporation, Telco of Canada, Inc., a Nevada corporation, and LiveDeal, Inc., a California corporation (each a “Guarantor” and collectively, the “Guarantors”).

The Purchase Agreement contains customary representations and warranties made by LiveDeal to ICG, including (without limitation) with respect to the following matters:

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•	organization, standing and power, and other corporate matters of LiveDeal and its subsidiaries;

•	the authorization, execution, delivery and enforceability of the Transaction Documents (as defined in the Purchase Agreement);

•	the absence of certain conflicts or violations under LiveDeal’s or its subsidiaries’ organizational documents, contracts, instruments or law, and required consents and approvals;

•	the absence of legal proceedings or investigations; and

•	the preparation and presentation of LiveDeal’s financial statements.

In addition, LiveDeal has agreed to the following affirmative covenants (and in certain cases, has agreed to cause it subsidiaries to be bound by such affirmative covenants):

•	within 120 days after the end of each fiscal year, to provide audited consolidated and unaudited consolidating balance sheets as of the close of such fiscal year, and audited consolidated and unaudited consolidating statements of income and retained earnings and cash flows for such fiscal year;

•	within 45 days after the end of each fiscal quarter, to provide certified unaudited consolidated and consolidating balance sheets as of the last day of such quarter and unaudited consolidated and consolidating statements of income and retained earnings and cash flows for such quarter and for the period from the beginning of the fiscal year to the end of such quarter;

•	to maintain its separate corporate, limited liability company or partnership existence (as applicable) and its qualification and good standing in all applicable states, and carry on business of the same general types presently conducted;

•	to maintain insurance to such extent and covering such risks as shall be required by law or by any agreement, and in any event, insurance with such limits and covering such risks as is customary for companies engaged in the same or a similar business in the same general areas;

•	to provide such information concerning operations as ICG may from time to time reasonably request in writing, and permit representatives of ICG full and free access during normal business hours to its management personnel, properties, books and records;

•	to allow the members of management, directors and officers, and independent accountants to discuss the affairs, finances and business with ICG;

•	to notify ICG of: (i) any litigation, proceeding, investigation or claim that relates in whole or in part to the Transaction Documents; (ii) any legal proceeding, investigation or claim against or, after LiveDeal becomes aware of the same, affecting LiveDeal or any subsidiary that can reasonably be expected to materially adversely affect the financial condition or business of, or to result in a material liability of or judgment or order against, LiveDeal and its subsidiaries (taken as a whole), whether or not covered by insurance; or (iii) the occurrence or claimed occurrence of an Event of Default;

•	to pay its debts, obligations, and taxes when due;

•	to maintain, keep and preserve all of its properties; and

•	to keep proper books and records in accordance with generally accepted accounting principles.

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In addition, LiveDeal has agreed that, except as consented to in writing by ICG or as specifically and expressly required or permitted by the Purchase Agreement, it will not, and will not cause or permit its subsidiaries to:

•	contract, create, incur, assume or suffer to exist, any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind (including the charge upon property purchased under any conditional sale or other title retention agreement) upon or with respect to any of its or their property or assets;

•	lend money or credit, or make or permit to be outstanding loans or advances, to any person, firm or corporation or other enterprise;

•	purchase, acquire or own, or make any investment in the stock or obligations of any person, firm, joint venture, corporation, partnership or other entity or any government or instrumentality thereof;

•	agree to purchase or repurchase the indebtedness of, or assume, guarantee (directly or indirectly or by instrument having the effect of assuring another’s payment or performance or capability of so doing), endorse, or otherwise become obligated upon the indebtedness, stock, dividend or other obligation of, any person, firm, joint venture, corporation, partnership or other entity or suffer any thereof to exist;

•	wind up, liquidate its affairs or dissolve, or enter into any transaction of merger or consolidation;

•	convey, sell, lease or otherwise dispose of all or (except inventory sold in the ordinary course of business) any substantial part of its assets or properties;

•	substantially change the nature of the business, or purchase or lease any assets or properties if (i) such assets or properties would constitute a material part of the assets or properties of LiveDeal or such subsidiary, (ii) such purchase or lease would not be in the ordinary course of the business of LiveDeal or such subsidiary, or (iii) purchase or invest directly or indirectly, in any assets or property other than assets or property useful and to be used in the business of LiveDeal or any subsidiary as then conducted or in a new business along the same general lines as its businesses then conducted;

•	purchase, acquire or lease any property from, or sell, transfer or lease any property to any Affiliate (as defined in the Purchase Agreement);

•	terminate or withdraw from any plan defined in Section 4021(a) of ERISA in respect of which LiveDeal or any of its subsidiaries is an “employer” or a “substantial employer” as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively, so as to result in any material liability of LiveDeal or any of its subsidiaries to the PBGC pursuant to Subtitle A of Title IV of ERISA or material liability of LiveDeal or any of its subsidiaries to such plan;

•	engage, or permit any subsidiary to engage, in any “prohibited transaction” (as defined in Section 4975 of the Code) involving any such plan which would result in a material liability for an excise tax or civil penalty in connection therewith; incur or suffer to exist, or permit any Subsidiary to incur or suffer to exist, any material “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, involving any such plan; incur, or permit any Subsidiary to incur, any withdrawal liability in connection with a “complete withdrawal” or a “partial withdrawal”, as defined in Sections 4203 and 4205, respectively, of ERISA, with respect to any multiemployer plan as defined in Section 3(37) of ERISA;

•	establish any new employee pension benefit plans or increase the benefits under any employee pension benefit plans; or

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•	make any principal, interest or other payment on, or purchase or acquire, or prepay, any indebtedness or obligation which may be subordinated to the indebtedness evidenced by the Convertible Notes.

The following actions by LiveDeal constitute an “Event of Default” under the Purchase Agreement (and, by reference to the Purchase Agreement, under the Convertible Notes):

•	the failure to pay (i) any principal of any Convertible Note when such amount becomes due in accordance with the terms thereof, or (ii) any interest on any Convertible Note or any other payment of money required to be made to ICG, within three (3) days after such amount becomes due;

•	any false, inaccurate, or misleading representation or warranty made by LiveDeal, any of its subsidiaries, or by its accountants or officers in the Purchase Agreement or in any certificate, agreement or instrument executed and delivered to ICG;

•	the default in the performance of any term, covenant, agreement, condition, undertaking or provision of the Transaction Documents or any other agreement or instrument executed and delivered in connection with the transactions contemplated in the Purchase Agreement, and such default is not cured or waived within 30 days after LiveDeal receives notice of such default from ICG or from a third party;

•	LiveDeal or any of its subsidiaries fails to pay any principal of or interest on any of its Material Indebtedness (as defined in the Purchase Agreement) for a period longer than the grace period, if any;

•	the occurrence of a Change of Control Transaction (as defined in the Purchase Agreement);

•	(i) the entry of one or more final judgments, decrees or orders entered against LiveDeal or any of its subsidiaries involving in the aggregate a liability of $100,000 (unless vacated, paid or discharged, dismissed, or stayed within 60 days from the entry thereof); (ii) the levying of any warrant of attachment, execution or other writ upon any property or assets of LiveDeal or any of its subsidiaries (unless dismissed, stayed or otherwise vacated within 60 days); (iii) all or any substantial part of the assets or properties of LiveDeal or any of its subsidiaries are condemned, seized or appropriated by any government or governmental authority; or (iv) the entry of any order in any proceeding directing the winding up, dissolution or split-up of LiveDeal or any of its subsidiaries;

•	the occurrence of any event of a type described in Section 4043(b) of ERISA with respect to, or any proceedings are instituted by the PBGC to have a trustee appointed to administer or to terminate, any plan referred to in the Purchase Agreement, of LiveDeal or any of its subsidiaries, which event or institution of proceedings is, in the reasonable opinion of ICG, reasonably likely to result in a termination of such plan and to have a material adverse effect upon the business, operations, assets or financial condition of LiveDeal and its subsidiaries as a consolidated entity, or the appointment of a trustee by a United States District Court to administer any such plan with vested unfunded liabilities that are material in relation to the business operations, assets or financial condition of LiveDeal and its subsidiaries as a consolidated entity;

•	LiveDeal or any Guarantor:

o	commences any case, proceeding or other action (i) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization, seeking to adjudicate it bankrupt or insolvent, seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets;

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o	is the debtor named in any other case, proceeding or other action of a nature referred to above which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of 60 days;

o	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence to, any order, adjudication or appointment of a nature referred to above;

o	shall generally not be paying, shall be unable to pay, or shall admit in writing its inability to pay its debts as they become due; or

o	shall make a general assignment for the benefit of its creditors; or

•	if any of the Transaction Documents ceases to be in full force and effect or is declared to be null and void, or LiveDeal or any of its subsidiaries contests the validity or enforceability of any Transaction Document in writing or denies that it has any further liability under any Transaction Document to which it is party, or gives notice to such effect.

The Convertible Notes

An initial Convertible Note in the principal amount of $250,000 was issued to ICG on the Closing Date. Additional Convertible Notes may be issued to ICG in the aggregate principal amount of $1,750,000 for a period of one (1) year following the Closing Date; provided, however, that each Convertible Note must be in a principal amount of at least $100,000. Set forth below is a summary of certain material terms of the Convertible Notes. For more information, refer to Exhibit A attached to the Purchase Agreement (Annex A to this Information Statement).

Maturity

The Convertible Notes are unsecured and, unless otherwise converted, mature on the one year anniversary of the date of each Convertible Note (the “Maturity Date”), at which time all of the outstanding principal and accrued but unpaid interest will be due and payable; provided, however, LiveDeal may, in its sole and absolute discretion, extend the Maturity Date by up to one (1) additional year in the event that no Event of Default has occurred and LiveDeal is in material compliance with its agreements and covenants pursuant to the Transaction Documents. No installments of principal or interest will be due prior to maturity absent an Event of Default.

Interest

Interest accrues on the Convertible Notes at a rate equal to 8% per annum, which shall be payable upon the Maturity Date unless otherwise converted.

Prepayment

LiveDeal may prepay the principal of the Convertible Notes, together with accrued but unpaid interest, in whole or in part, at any time without premium or penalty.

Subordination

The Convertible Notes shall be subordinated and subject in right to the prior payment in full of all outstanding obligations under the Existing Loan Agreement (as defined in the Purchase Agreement).

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Conversion

Either LiveDeal or ICG may convert any portion of the outstanding principal and accrued but unpaid interest on such Convertible Note into that number of shares of Common Stock, calculated by dividing the dollar amount of the principal and accrued but unpaid interest payable under the applicable Convertible Note by the applicable Conversion Price (the “Conversion Shares”). Subject to adjustment, the “Conversion Price” with respect to each Convertible Note will be an amount equal to 60% of the lesser of (i) the closing bid price of the Common Stock on the Closing Date or (ii) the 10-day weighted average closing bid price of the Common Stock for the 10 business days immediately preceding the date on which LiveDeal or ICG (as applicable) provides notice of conversion with respect to the applicable Convertible Note.

Events of Default

The occurrence of any Event of Default under the Purchase Agreement shall constitute an “Event of Default” under each Convertible Note. Upon the occurrence of any Event of Default, ICG may exercise all rights and remedies available to it under any or all of the Transaction Documents, including accelerating the entire outstanding balance of the principal and accrued and unpaid interest.

Guaranty

The obligations of LiveDeal under the Convertible Notes are guaranteed by the Guarantors.

The Warrants

Pursuant to the Purchase Agreement, in connection with the conversion of any Convertible Note into Conversion Shares, LiveDeal will issue to ICG a warrant to purchase that number of shares of Common Stock equal to the applicable number of Conversion Shares (subject to adjustment). Each such warrant will be exercisable for a period of five (5) years following the date of its issuance at an exercise price equal to a 20% premium to the Conversion Price of the applicable Note (subject to adjustment). The warrants provide that they may be exercised in whole or in part and also include a cashless exercise feature. For more information, refer to Exhibit C attached to the Purchase Agreement (Annex A to this Information Statement).

Effects of the Transaction

Pursuant to the Purchase Agreement and the other Transaction Documents, we may issue in the future a substantial number of shares of Common Stock, resulting in the increase in the total number of shares of Common Stock issued and outstanding. Such issuances would dilute our existing stockholders. The extent of such dilution (if any) will depend on a number of factors, including (without limitation) (i) the actual principal amount of Convertible Notes actually issued pursuant to the Purchase Agreement, (ii) the extent to which such Convertible Notes are converted into Conversion Shares (and the Conversion Price at which such conversions, if any, occur), and (iii) the extent to which any warrants issued to ICG in connection with such conversions (if any) are ultimately exercised for shares of Common Stock.

Assuming for illustrative purposes only that (i) all $2,000,000 in aggregate principal amount of Convertible Notes are actually issued pursuant to the Purchase Agreement, (ii) all such Convertible Notes (without taking into account any accrued interest) are converted into Conversion Shares at a Conversion Price based on the $4.12 per share closing price of the Company’s common stock on the Closing Date, and (iii) all warrants issued to ICG in connection with such conversions are exercised, approximately 1,619,433 shares of common stock (or 39.0%) would be issued to ICG as a result of such transactions in exchange for aggregate cash proceeds of $4,400,000 (less any interest paid under the terms of the Convertible Notes).  After giving effect to such issuances, ICG would hold a total of 2,022,658 shares (or 48.7%) of the Company’s issued and outstanding common stock, representing a total investment of $4,900,000 including the $500,000 in cash that ICG paid for the 403,225 shares of common stock that it purchased in December 2011.

INTERESTS OF CERTAIN PERSONS

Jon Isaac, who is the Company’s President and Chief Executive Officer in addition to being a member of our board of directors, is also the managing member and principal owner of ICG. As such, Mr. Isaac has a significant financial interest in the Transaction. Tony Isaac, who is related to Jon Isaac, is also a director of the Company. As of April 27, 2012, ICG also held 403,225 shares of Common Stock, representing approximately 17.2% of the Company’s issued and outstanding Common Stock as of such date. To the extent that a significant number of shares of Common Stock are issued to ICG in the future pursuant to the terms of the Convertible Notes and/or warrants, ICG’s proportionate ownership of the Company could increase, giving ICG and the Isaacs additional influence with respect to the business strategy and day-to-day operations of the Company.

All material facts with respect to the Isaacs and their interests in the Transaction have been disclosed or are known to the Company’s board of directors, and the disinterested members of the board of directors approved the Transaction following such disclosure.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 27, 2012 of (i) each named executive officer and each director of the Company; (ii) all named executive officers and directors as a group; and (iii) each person known to the Company to be the beneficial owner of more than five percent (5%) of our Common Stock.   We deem shares of our Common Stock that may be acquired by an individual or group within 60 days of April 27, 2012, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.   Percentage of ownership is based on 2,345,503 shares of Common Stock outstanding on April 27, 2012.  The information as to beneficial ownership was either (y) furnished to us by or on behalf of the persons named or (z) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our Common Stock.  Unless otherwise indicated, the business address of each person listed is c/o LiveDeal, Inc., 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120.

Name of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percentage of Class
Named Executive Officers and Directors:
Jon Isaac (1)	403,225	17.2%
John Kocmur (2)	403,225	17.2%
Richard D. Butler, Jr. (3)	14,161	*
Thomas J. Clarke, Jr. (4)	14,161	*
Greg A. LeClaire (5)	14,355	*
Lawrence W. Tomsic (6)	-	-
Dennis Gao (7)	-	-
Tony Isaac (8)	-	-
All directors and executive officers as a group (8 individuals)	849,127	36,2%

Other 5% stockholders:
Isaac Capital Group LLC (9)	403,225	17.2%
Kingston Diversified Holdings LLC (10)	403,225	17.2%
Lausanne LLC (11)	201,612	8.6%
Augustus Gardini LLC (12)	201,612	8.6%

*Represents less than one percent (1%) of our issued and outstanding Common Stock.

(1)	Mr. Isaac became a director of the Company in December 2011 and President and Chief Executive of the Company in January 2012. Shares held by Isaac Capital Group LLC (see footnote 9 below).
(2)	Mr. Kocmur became a director of the Company in December 2011.
(3)	Mr. Butler is a director of the Company. Includes performance shares granted to such director under the Company’s Amended and Restated 2003 Stock Plan in lieu of paying cash director fees beginning in August 2011 and continuing through the date of this filing.
(4)	Mr. Clarke is a director of the Company. Includes performance shares granted to such director under the Company’s Amended and Restated 2003 Stock Plan in lieu of paying cash director fees beginning in August 2011 and continuing through the date of this filing.
(5)	Mr. LeClaire is a director of the Company. Includes performance shares granted to such director under the Company’s Amended and Restated 2003 Stock Plan in lieu of paying cash director fees beginning in August 2011 and continuing through the date of this filing.

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(6)	Mr. Tomsic has served as the Company’s Chief Financial Officer since January 2010.
(7)	Mr. Gao became a director of the Company in January 2012.
(8)	Tony Isaac became a director of the Company in December 2011.
(9)	Information provided in a Schedule 13D filed by Isaac Capital Group LLC and Jon Isaac on January 12, 2012. Business address is 3525 Del Mar Heights Road, Suite 765, San Diego, California 92130.
(10)	Business address is 535 Burleigh Private, Ottawa, Ontario K1J 1J9, Canada. Tudor Gavrila has sole voting and investment power with respect to these shares.
(11)	Business address is 9595 Wilshire Blvd., Suite 801, Beverly Hills, California 90210. Elizabeth Guber has sole voting and investment power with respect to these shares.
(12)	Business address is 233 Wilshire Blvd., Suite 830, Santa Monica, California 90401. Steven Sugarman has sole voting and investment power with respect to these shares.

WHERE YOU CAN FIND MORE INFORMATION

LiveDeal is subject to the informational requirements of the Exchange Act.  LiveDeal files reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.  The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC.  The Internet address for this site can be found at: www.sec.gov.

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, and a copy of our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2011, can be found at the SEC’s Internet site. Our Annual Report on Form 10-K (including the financial information set forth therein) is incorporated by reference into this Proxy Statement, as described below.   We will provide upon written request, without charge to each stockholder of record as of April 27, 2012, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, as filed with the SEC.  Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits.  Any such requests should be directed to our Corporate Secretary at our principal executive offices at 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120.

FINANCIAL INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC.  This means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be a part of this Information Statement.  We incorporate by reference Items 7, 7A, 8 and 9 of LiveDeal’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 and Items 1, 2 and 3 of Part I of LiveDeal’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2011 and any other items in that Quarterly Report expressly updating the above referenced items from our Annual Report on Form 10-K.

LiveDeal, Inc.

/s/ Jon Isaac

Jon Isaac

President and Chief Executive Officer

May      , 2012

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ANNEX A

NOTE AND WARRANT PURCHASE AGREEMENT

LIVEDEAL, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

Up to $2,000,000 Principal Amount
Senior Subordinated Convertible Promissory Notes
and
Warrants for the Purchase of
Shares of Common Stock
$.001 Par Value Per Share

April 3, 2012

To Isaac Capital Group LLC
3525 Del Mar Heights Road, Suite 765
San Diego, California 92130

The undersigned, LiveDeal, Inc., a Nevada corporation (the “Company”), proposes to issue and sell to Isaac Capital Group LLC, a Delaware limited liability company (the “Purchaser”) for cash up to $2,000,000 in principal amount of the Company’s Senior Subordinated Convertible Notes, comprised of $250,000 in principal amount on the date hereof and up to $1,750,000 of other Senior Subordinated Convertible Notes issued and sold pursuant to Section 1.2 due in accordance with the terms thereof (collectively, the “Notes”), and Warrants (the “Warrants”) for the purchase of the outstanding Common Stock (defined below) of the Company on the terms and conditions set forth in each such Warrant.

The Notes and Warrants will be issued pursuant to and subject to the terms and conditions of this Agreement (the terms “Agreement” or “Purchase Agreement” as used herein or in any Exhibit or Schedule hereto shall mean this Agreement and the Exhibits and Schedules hereto individually and collectively as they may from time to time be modified or amended).

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any Person, a stockholder, executive officer, director, manager or any other Person directly or indirectly controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of power to direct or cause the direction of the management or policies of an entity.

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Nevada are authorized or required by law to close.

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“Change of Control Transaction” shall mean (a) a sale, lease or other disposition of assets or properties of the Company and its Subsidiaries (calculated on a consolidated basis) having a book value of fifty-one percent (51%) or more of the book value of all the assets and properties thereof, or (b) any transaction in which one or more persons (other than a holder of capital stock of the Company on the First Closing Date, or an Affiliate of or successor to any such holder) shall after the First Closing Date directly or indirectly acquire from the holders thereof, by purchase or in a merger, consolidation or other transfer or exchange of outstanding capital stock, ownership of or control over capital stock of the Company (or securities exchangeable for or convertible into such stock or interests) entitled to elect a majority of the Company’s Board of Directors or representing at least fifty-one percent (51%) of the number of shares of common stock outstanding.

“Closing” shall have the meaning set forth in Section 1.4 hereof.

“Closing Date” shall have the meaning set forth in Section 1.4 hereof.

“Code” shall have the meaning set forth in Section 2.3 hereof.

“Common Stock” shall mean the common stock of the Company, par value $.001 per share; provided, however, that, in the event of any capital reorganization or reclassification of the common stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale or transfer of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or similar equity interests with respect to or in exchange for common stock, then the term “Common Stock” shall mean, for all purposes, such stock, securities or similar equity interests.

“Disclosure Reports” shall mean all reports, schedules, forms, statements, and other documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act and/or the Exchange Act, and the rules and regulations promulgated under each, including pursuant to Section 13(a) or 15(d) of the Exchange Act, as well as all amendments to such filings and reports and all exhibits and documents incorporated by reference therein or attached thereto, that have been filed as of the applicable Closing.

“ERISA” means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

“Event of Default” shall have the meaning set forth in Section 7 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Existing Loan Agreement” shall mean that certain Loan Agreement dated May 13, 2011, as amended, restated, supplemented or otherwise modified from time to time, for a loan in principal amount of $1,000,000 by Everest Group LLC to Company and the other Debtors (as defined and set forth therein).

“GAAP” shall mean generally-accepted accounting principles within the United States of America, consistently applied.

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“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantors” shall have the meaning set forth in Section 1.5 hereof.

“Guaranty” shall have the meaning set forth in Section 4.1.3 hereof.

“Indemnified Parties” shall have the meaning set forth in Section 12.6 hereof.

“Indemnifying Parties” shall have the meaning set forth in Section 12.6 hereof.

“Initial Purchase” shall have the meaning set forth in Section 1.1 hereof.

“Interest Rate” shall have the meaning set forth in Section 1.1 hereof.

“Material Adverse Effect” shall have the meaning set forth in Section 3.4 hereof.

“Material Indebtedness” shall mean indebtedness incurred pursuant to the Existing Loan Agreement.

“Maturity Date” shall have the meaning set forth in Section 1.1 hereof.

“Notes” shall have the meaning set forth in the Preamble.

“Organizational Documents” shall mean, as to any corporation, limited liability company or limited partnership (a) its certificate or articles of incorporation or formation or certificate of limited partnership, and all amendments thereto, and (b) its By-laws, limited liability company agreement or partnership agreement, and all amendments thereto.

“Permitted Indebtedness” shall mean (a) indebtedness created hereby, (b) indebtedness evidenced by Subsequent Purchases issued in compliance with Section 1.2. hereof, and (c) the Existing Loan Agreement.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

“Purchaser” shall have the meaning set forth in the Preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Subsequent Purchase” shall have the meaning set forth in Section 1.2 hereof.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

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“Transaction Documents” shall mean the Purchase Agreement, the Notes (including each Guaranty affixed thereto) and the Warrants.

“Warrants” shall have the meaning set forth in the Preamble.

“Warrant Holder” or “Warrantholder” shall mean shall mean the registered holder or holders of the Warrants or any related Warrant Shares.

“Warrant Securities” shall mean, collectively, the Warrant Shares and the Warrants.

“Warrant Shares” shall mean Shares of Common Stock issued or issuable upon exercise of the Warrants.

In connection with the issuance of the Notes and the Warrants, the Company agrees with each of the Purchaser and the Purchaser severally agree with the Company as follows:

Section 1.             Purchase and Sale of the Notes and Warrants.

1.1           Initial Issuance of the Notes. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Purchaser, and Purchaser agrees to purchase from the Company for cash, on the First Closing Date, at par, a Note in the principal amount of $250,000 (the “Initial Purchase”). Such Note shall (a) be dated the date hereof, (b) be substantially in the form of Exhibit A hereto with the blanks appropriately completed in conformity herewith, (c) be payable on the date which is one year from the date hereof (the “Maturity Date”) and (d) bear interest (based on a 360 day year counting actual days elapsed) from the date of issuance thereof until due and payable, unless earlier prepaid in full or converted, at the rate equal to eight percent (8.00%) per annum (the “Interest Rate”). All interest on each Note shall be payable in cash on the Maturity Date or upon prepayment in full or conversion of such Note. Notwithstanding anything to the contrary in this Agreement or the Notes, the Maturity Date may be extended for up to one (1) year at the option of the Company in the event that no Event of Default has occurred and is continuing, and the Company is in material compliance with its agreements and covenants hereunder and under the Notes, as of the Maturity Date.

1.2           Subsequent Issuance of Notes. Purchaser hereby agrees, for a period of one (1) year from the date hereof, upon at least three (3) Business Days advance written notice from the Company, to purchase from the Company for cash, additional Notes (each a “Subsequent Purchase”) in an aggregate principal amount of up to $1,750,000; provided, however, that no Subsequent Purchase shall be in an amount that is less than $100,000. Each of such Notes shall (a) be dated the date of issuance thereof, (b) be substantially in the form of Exhibit A hereto with the blanks appropriately completed in conformity herewith, (c) be payable on the Maturity Date and (d) bear interest at the Interest Rate.

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1.3           Payment of Purchase Price. The purchase price for the Notes shall be payable on the date of issuance thereof in cash by wire transfer of immediately available funds pursuant to the Company’s written instructions.

1.4           Closing Date. The closing of the Initial Purchase and sale of the Notes shall take place upon the satisfaction or waiver of the conditions set forth in Section 4.1 hereof, on the date this Agreement is executed and delivered (the “First Closing Date”), at such time and place as shall be mutually agreed to by the parties hereto. The parties shall reasonably agree as to the time and place for closings with respect to any Subsequent Purchases (such closings, together with the initial closing, the “Closings” and each a “Closing”). At each Closing, the Company shall deliver to the Purchaser the Note purchased by Purchaser and the Warrants to be issued to the Purchaser at such Closing and the Purchaser shall deliver the purchase price (less any agreed deductions) by wire transfer of immediately available funds pursuant to the Company’s written instructions.

1.5           Guaranties. The obligations of the Company under this Agreement, the Notes and the other Transaction Documents shall be guaranteed, as and to the extent provided in each Guaranty affixed to the Notes, by each current and future Subsidiary of the Company (collectively, the “Guarantors”). The current Subsidiaries of the Company are set forth on Exhibit B.

Section 2.             Warrants.

2.1           Issuance. As part of each Closing, the Company shall issue to the Purchaser a Warrant to purchase Warrant Shares at an exercise price equal to a 20% premium to the conversion price of the applicable Notes to which such Warrants correspond. The Warrant shall be entitled to a cashless exercise exercisable and for a term of five (5) years.

2.2           Warrant Certificates. Each Warrant shall be represented by a warrant certificates substantially in the form of Exhibit C hereto, with all blanks completed in conformity with the terms of this Agreement.

2.3           Original Issue Price. The Company, on the one hand, and the Purchaser, on the other hand, having adverse interests and as a result of arm’s length bargaining, agree that, for the purpose and within the meaning of Section 1271 et seq. of the Internal Revenue Code of 1986, as amended (the “Code”), the aggregate purchase price for each Note and the corresponding Warrants shall be determined by the Company in its reasonable discretion. Each of the Company and the Purchaser acknowledges and agrees that this Agreement and the issuance of the Warrants hereunder in connection with the Notes does not create original issue discount on the Notes other than that indicated by the allocation of the purchase price provided above, for accounting or federal income tax purposes, and they agree to adhere to this Agreement for such purposes and not to take any action inconsistent herewith.

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Section 3.            Representations and Warranties.

In order to induce the Purchaser to purchase the Notes and Warrants, the Company hereby represents and warrants to, and agrees with, the Purchaser and its respective successors, endorsees and assigns that, as of the date hereof with respect to the Initial Purchase and as of the date of each Closing for each Subsequent Purchase that, except as set forth in the Disclosure Reports:

3.1           No Default. No Event of Default and no event, condition, act or omission to act, which with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing or will have occurred and be continuing at the time of or immediately after the Closing Date.

3.2           Organizational Documents. Each of the Company and its Subsidiaries has delivered or made available to the Purchaser an accurate and complete copy of its Organizational Documents and all amendments thereto.

3.3           Existence and Qualification. Each of the Company and its Subsidiaries is a corporation, limited liability company or limited partnership validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Each of the Company and its Subsidiaries is duly qualified to do business and in good standing as a foreign entity in each jurisdiction where its failure to so qualify or be in good standing as a foreign entity could reasonably be expected to have a material adverse effect on the business, operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole, or the ability of the Company and its Subsidiaries, taken as a whole, to perform their obligations under the Transaction Documents (a “Material Adverse Effect”).

3.4           Power and Authority.

(a)          Each of the Company and its Subsidiaries has all corporate, limited liability company or partnership power and authority necessary to own, operate or lease its properties and assets and to conduct its business as now conducted by it.

(b)          Each of the Company and its Subsidiaries has all corporate power and authority necessary to borrow under the Purchase Agreement and to issue the Notes and the Warrants, and to execute, deliver and perform the Transaction Documents to which it is a party.

(c)          Each of the Company and its Subsidiaries has taken all corporate action required to authorize the borrowings under the Purchase Agreement, the issuance of the Notes and the Warrant, and the execution, delivery and performance of the Transaction Documents to which it is a party.

(d)          Each of the Guarantors has all corporate, limited liability company or partnership power and authority and has taken all action required to authorize the execution, delivery and performance of the Transaction Documents to which it is a party.

3.5           Due Execution and Delivery. Each of the Company and its Subsidiaries has duly executed and delivered each of the Transaction Documents to which it is a party. The certificates representing the Notes and Warrants have been duly and properly executed and delivered.

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3.6           Consents; Governmental Approvals. Except for such consents as may be required pursuant to the Existing Loan Agreement, no consent or approval of any person, firm or corporation, and no consent, license, approval or authorization of, or registration, filing or declaration with, any governmental authority, bureau or agency is required to be obtained or made by or on behalf of the Company or any of its Subsidiaries in connection with the issuance of the Notes or the Warrants, the execution, delivery or performance of any of the Transaction Documents or the completion of the transactions contemplated thereby, except for the approval of the Board of Directors of the Company and the approval of the managers or general partners of the Subsidiaries, as applicable, the approval of the stockholders of the Company and the approval of the members or the limited partners of the Subsidiaries, as applicable, each of which shall have been obtained or made prior to the Closing Date.

3.7           Binding Effect. Each of the Transaction Documents to which any of the Company or any of its Subsidiaries is a party is its legal, valid and binding obligation, enforceable against Company or such Subsidiary in accordance with its terms.

3.8           Absence of Conflicts. The issuance of the Notes and the Warrant by the Company, and the execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries do not and will not (a) conflict with or violate any provision of the Organizational Documents of the Company or the Subsidiaries, (b) except for the Existing Loan Agreement, conflict with or result in a violation, breach or default by the Company or any of its Subsidiaries under (i) any provision of any existing statute, law, rule or regulation binding on it or any order, judgment, award, decree, license or authorization of any court or governmental instrumentality, authority, bureau or agency binding on it, or (ii) any mortgage, indenture, lease or other contract, agreement, instrument or undertaking to which it is a party or will be a party immediately after the Closing Date, or by which or to which it or any of its property or assets is now or immediately after the Closing Date will be bound or subject, or (c) result in the creation or imposition of any lien, encumbrance or other charge on any of its properties or assets, except for liens permitted by Section 6.1 or liens in favor of the Purchaser created by the Purchase Agreement and Transaction Documents, except in the case of clause (b) for violations, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect.

3.9           Litigation. No litigation, proceedings or investigations of or before any court, arbitrator or governmental authority are currently pending or threatened against Company or any of its Subsidiaries or pending or threatened against any other person, firm or corporation, which (a) question the validity or the enforceability of, or otherwise seek to restrain the performance of, any of the Transaction Documents or any actions taken or to be taken thereunder, (b) in any one case are material or (c) in the aggregate are reasonably likely to have a Material Adverse Effect.

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3.10         No Defaults; Adverse Changes. Neither the Company nor any of its Subsidiaries is, or immediately after the Closing Date will be, in default under or in violation of (a) its Organizational Documents, (b) except for the Existing Loan Agreement, any agreement or instrument to which it is a party or will then be a party, (c) any statute, rule, writ, injunction, judgment, decree, order or regulation of any court or governmental authority having jurisdiction over it, or (d) any license, permit, certification or approval requirement of any customer, supplier, governmental authority or other person, in any way that, in the case of (b), (c) or (d) above, could reasonably be expected to have a Material Adverse Effect. There is no proposed legislative or regulatory change, any threatened or pending revocation of any license or right to do business with respect to the Company or any of its Subsidiaries, or any threatened or pending labor trouble, condemnation, requisition or embargo that could reasonably be expected to have a Material Adverse Effect.

3.11         Financial Statements. The Purchaser have been furnished with audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 2011 or, with respect to a Subsequent Purchase, the audited consolidated financial statements of the Company and its Subsidiaries for the most recently competed fiscal year as required by Section 5.1.1 and the unaudited consolidated financial statements of the Company and its Subsidiaries for the most recently competed fiscal quarter as required by Section 5.1.2. Such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present the financial condition and the results of operations of the Company and its Subsidiaries, as the case may be, subject, in the case of interim financial statements, to (i) year-end adjustments, which individually and in the aggregate will not be materially adverse, and (ii) the absence of footnotes.

Section 4.             Conditions Precedent.

4.1           Conditions to the Purchaser’s Obligations on each Closing Date. The obligation of Purchaser to purchase Notes and the Warrants hereunder at each Closing shall be subject to the satisfaction of each of the following conditions precedent on the date of such Closing:

4.1.1         Representations. All representations and warranties made in Section 3 of this Agreement and in any other agreement, certificate or instrument furnished to the Purchaser in connection herewith, shall be true and correct with the same force and effect as though such representations and warranties had been made at the time of, and immediately after giving effect to, the sale of the Notes and the Warrant on the Closing Date.

4.1.2         No Default. At the time of and immediately after giving effect to the sale of the Notes and the Warrant on the Closing Date there shall exist no Event of Default and no condition, event or act that, with the giving of notice or lapse of time, or both, would constitute such an Event of Default.

4.1.3         Guaranty. (a) The Purchaser shall have received a Guaranty in favor of the Purchaser dated as of the First Closing Date, affixed to the applicable Note and in form and substance reasonably satisfactory to the Purchaser, duly executed by each of the Guarantors (the “Guaranty”) and, with respect to each Closing Date of a Subsequent Investment, shall have received all joinders thereto required pursuant to Section 5.11.

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4.1.4         No Adverse Change. There shall have been (i) since December 31, 2011 or, with respect to a Subsequent Purchase, the most recently competed fiscal year, no material adverse change in the assets, business, operations, properties or financial condition of the Company and its Subsidiaries, taken as a whole, (ii) no material adverse change or disruption in the financial markets, the capital markets or the industries of the Company and its Subsidiaries that could affect the Company or the Purchaser and (iii) no litigation commenced which, if successful, could reasonably be expected to have a Material Adverse Effect or which would in any way interfere with the transactions contemplated by this Agreement.

4.1.5         Additional Documents. Purchaser shall have received all such other agreements, documents, instruments, approvals, certificates, opinions and information as Purchaser shall reasonably request in connection with this Agreement, the Notes, the Warrants, the other Transaction Documents and the transactions herein and therein contemplated, including, without limitation, those specified in the list of closing documents delivered by the Purchaser to the Company, all of which shall be in form and substance reasonably satisfactory to the Purchaser and its counsel.

Section 5.             Affirmative Covenants.

The Company covenants and agrees that it will:

5.1           Financial Statements and Information. Furnish or cause to be furnished to each of the Purchaser the following financial statements and information:

5.1.1         As soon as available, but in any event within one hundred twenty (120) days after the close of each fiscal year of the Company, audited consolidated and unaudited consolidating balance sheets of the Company and of each of its Subsidiaries as of the close of such fiscal year, and audited consolidated and unaudited consolidating statements of income and retained earnings and cash flows of the Company and of each of its Subsidiaries for such fiscal year, together with (a) copies of the reports and certificates relating thereto of independent certified public accountants of recognized standing selected by the Company and reasonably satisfactory to the Purchaser, (b) such accountants’ letter to management relating to such financial statements, and (c) a report of the chief executive officer or the chief financial officer of the Company containing management’s discussion and analysis of the Company’s financial condition, results of operations and affairs for such year.

5.1.2         As soon as available but in any event within forty-five (45) days after the close of each quarter of each fiscal year of the Company, unaudited consolidated and consolidating balance sheets of the Company and of each of its Subsidiaries as of the last day of such quarter and unaudited consolidated and consolidating statements of income and retained earnings and cash flows of the Company and of each of its Subsidiaries for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, each such balance sheet and statement of income and retained earnings and changes in financial position to be certified by the chief executive officer and the chief financial officer of the Company, in his individual capacity, as fairly presenting in all material respects the financial condition and results of operation of the Company or such Subsidiary, provided that any such certificate may state that the accompanying balance sheet and statements are subject to normal year-end adjustments.

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5.2           Corporate Existence and Business. Maintain, and cause each Subsidiary to maintain, its separate corporate, limited liability company or partnership existence, as applicable, and its qualification and good standing in all States in which the failure to so qualify or be in good standing could reasonably be expected to have a Material Adverse Effect; and carry on business of the same general types presently conducted by it.

5.3           Insurance. Maintain, and cause each Subsidiary to maintain, insurance to such extent and covering such risks as shall be required by law or by any agreement to which the Company or such Subsidiary is a party, and in any event, insurance with such limits and covering such risks as is customary for companies engaged in the same or a similar business in the same general areas, and cause each such policy to be endorsed to provide the Purchaser at least 30 days’ prior written notice of any cancellation, non-renewal or amendment. Promptly give notice to Purchaser of any cancellation or lapse in coverage of any policy of insurance maintained by the Company or any Subsidiary

5.4           Access to Properties and Information. (a) Provide and cause its Subsidiaries to provide such information concerning the operations of the Company and of its Subsidiaries as Purchaser may from time to time reasonably request in writing; (b) upon reasonable advance notice permit, and cause each Subsidiary to permit, representatives of Purchaser full and free access during normal business hours to its management personnel, properties, books and records, allow and cause each Subsidiary to allow the members of its management to discuss the affairs, finances and business of the Company and such Subsidiary with Purchaser, and permit and cause each Subsidiary to permit the Purchaser to consult with and advise its directors and officers on the management of its business; and (c) upon request by a Purchaser, direct, and cause each Subsidiary to direct, its independent accountants to discuss the affairs, finances and business of the Company and its Subsidiaries with Purchaser.

5.5           Notices. Promptly give notice to Purchaser of:

(a)          any litigation, proceeding, investigation or claim that relates in whole or in part to this Agreement or any of the Notes and the Warrants;

(b)          any litigation, proceeding, investigation or claim against or, after the Company becomes aware of the same, affecting the Company or any Subsidiary that can reasonably be expected to materially adversely affect the financial condition or business of, or to result in a material liability of or judgment or order against, the Company and its Subsidiaries (taken as a whole), whether or not covered by insurance; or

(c)          the occurrence or claimed occurrence of an Event of Default specified in Section 7.

The Company shall furnish to Purchaser from time to time all information that Purchaser shall reasonably request with respect to the status of any such litigation, proceeding, investigation or claim to which the Company or any Subsidiary is a party.

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5.6           Obligations. Pay, discharge or otherwise satisfy, and cause each Subsidiary to pay, discharge or otherwise satisfy, all its obligations and liabilities, whether for labor, materials, supplies, services or anything else, before they become delinquent, except to the extent that (a) appropriate reserves therefor have been provided on its books and the validity or amount of such liability or obligation is being contested in good faith and by appropriate proceedings, and (b) the failure to pay or discharge the same could not reasonably be expected to have a Material Adverse Effect.

5.7           Maintenance of Property. Maintain, keep and preserve, and cause each Subsidiary to maintain, keep and preserve, all of its properties used or useful in its business in good repair, working order and condition (ordinary wear and tear excepted) and from time to time make all necessary and proper repairs, renewals, replacements and improvements thereto; and maintain, preserve and protect all licenses, copyrights, patents and trademarks owned or held under license and material to the business of the Company or any Subsidiary (excluding any owned by suppliers of the Company and its Subsidiaries).

5.8           Maintenance of Records. Keep and cause its Subsidiaries to keep proper books of record and account in which full, true and correct entries will be made, in accordance with generally accepted accounting principles, of all dealings or transactions of or in relation to the business and affairs of the Company and its Subsidiaries.

5.9           Compliance with Applicable Law. Comply, and cause each Subsidiary to comply, with each statute, law, rule, regulation, order or other governmental requirement, noncompliance with which (in any one instance or in the aggregate) is reasonably likely to materially and adversely affect (a) the business, operations, property or financial condition of the Company and its Subsidiaries taken as a whole, or (b) the Company’s ability to perform its obligations under the Transaction Documents.

5.10        Further Assurances. Execute and deliver or cause to be executed and delivered such further instruments and do or cause to be done such further acts as may be reasonably necessary to carry out this Agreement.

5.11        Additional Note Guarantors. If, after the First Closing Date hereunder, Company shall acquire or create another Subsidiary, then, in each such case, Company shall cause such Subsidiary to execute and deliver to the Purchaser a joinder to each Guaranty affixed to the Notes in form and substance reasonably satisfactory to the Purchaser pursuant to which such Subsidiary shall guarantee all of the Company’s obligations under the Notes and this Purchase Agreement.

Section 6.             Negative Covenants.

The Company covenants and agrees that it will not:

6.1           Liens and Encumbrances. Contract, create, incur, assume or suffer to exist, or permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist, any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind (including the charge upon property purchased under any conditional sale or other title retention agreement) upon or with respect to any of its or their property or assets, whether now owned or hereafter acquired, except:

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6.1.1           Liens in connection with worker’s compensation, unemployment insurance or other social security or similar obligations;

6.1.2           Deposits or pledges securing the performance of bids, tenders, contracts (other than deposits of cash to secure the payment of money by the Company or any of its Subsidiaries), leases, statutory obligations, surety and appeal bonds and other obligations of like nature made in the ordinary course of business;

6.1.3           Mechanics’, carriers’, landlords’, warehousemen’s, workers’, materialmen’s or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith;

6.1.4           Liens for taxes, assessments, levies or governmental charges imposed upon the Company or its Subsidiaries or their respective properties, operations, income, products or profits, which shall not at the time be due or payable or if the validity thereof is being contested in good faith by appropriate proceedings;

6.1.5           Reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions and other similar title exceptions or encumbrances affecting real property which do not materially detract from the value of the property affected or materially interfere with the ordinary conduct of the business of the Company or any Subsidiary;

6.1.6           Attachment, judgment and other similar liens arising in connection with court proceedings, provided that the execution or other enforcement thereof is effectively stayed (including stays resulting from the filing of an appeal) within sixty (60) days and the claims secured thereby are being contested in good faith by appropriate proceedings;

6.1.7           Capital lease obligations or security interests securing purchase money indebtedness not otherwise prohibited hereunder, provided that such security interests do not extend or attach to assets other than those acquired with the proceeds of such indebtedness;

6.1.8           Leases of real property; and

6.1.9           Liens existing on the date hereof and set forth in the Disclosure Reports.

6.2             Loans. Lend money or credit, or make or permit to be outstanding loans or advances, to any person, firm or corporation or other enterprise, or permit any Subsidiary to lend, make or permit any of the foregoing, except:

6.2.1           Loans or advances in the nature of deposits or prepayments to subcontractors, suppliers and others in the ordinary course of business;

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6.2.2        Loans or advances between Subsidiaries and the Company, between Subsidiaries; and

6.2.3        Loans or advances to employees, not exceeding $10,000 in the aggregate at any one time outstanding.

6.3           Investments. Purchase, acquire or own, or make any investment in, or permit any Subsidiary to purchase, acquire or own, or make any investment in, the stock or obligations of any person, firm, joint venture, corporation, partnership or other entity or any government or instrumentality thereof, except (a) direct obligations of the United States of America or agencies thereof, in each case with a maturity of less than one (1) year, (b) certificates of deposit of or other time deposits with banks having net worth in excess of US$1,000,000,000, maturing in not more than one (1) year, (c) investments in open-end investment companies registered under the Investment Company Act of 1940 which invest in money market and other debt securities with maturities generally not exceeding one (1) year, (d) investments in capital stock of Subsidiaries, and (e) cash capital contributions by the Company to the Subsidiaries.

6.4           Guaranties. Agree to purchase or repurchase the indebtedness of, or assume, guarantee (directly or indirectly or by instrument having the effect of assuring another’s payment or performance or capability of so doing), endorse, or otherwise become obligated upon the indebtedness, stock, dividend or other obligation of, any person, firm, joint venture, corporation, partnership or other entity or suffer any thereof to exist, or permit any Subsidiary so to do, except (a) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (b) guaranties by the Company or any of its Subsidiaries of the obligations of the Company or any of its other Subsidiaries.

6.5           Liquidation or other Disposition of Business. Except in connection with any merger or consolidation of the Company with one or more of its Subsidiaries or the Subsidiaries with one or more other Subsidiaries, (a) wind up, liquidate its affairs or dissolve, or permit any Subsidiary to do so; enter into any transaction of merger or consolidation or permit any Subsidiary to do so; or (b) convey, sell, lease or otherwise dispose of all or (except inventory sold in the ordinary course of business) any substantial part of its assets or properties, or permit any Subsidiary to do so.

6.6           New Business; Acquisitions. (a) Substantially change, or permit any Subsidiary to substantially change, the nature of the business in which the Company or such Subsidiary is engaged as of the Closing Date, or (b) purchase or lease, or permit any Subsidiary to purchase or lease, any assets or properties if (i) such assets or properties would constitute a material part of the assets or properties of the Company or such Subsidiary, and (ii) such purchase or lease would not be in the ordinary course of the business of the Company or such Subsidiary, or (c) purchase or invest, or permit any Subsidiary to purchase or invest, directly or indirectly, in any assets or property other than assets or property useful and to be used in the business of the Company or any Subsidiary as then conducted or in a new business along the same general lines as its businesses then conducted.

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6.7           Indebtedness. Directly or indirectly create, incur or assume, or otherwise be, become or remain liable on, or permit any Subsidiary to do so, any indebtedness for borrowed money or the deferred purchase price of property, any other liability evidenced by bonds, debentures, notes or similar instruments, or under leases required to be capitalized in accordance with GAAP, except Permitted Indebtedness.

6.8           Affiliates. Purchase, acquire or lease any property from, or sell, transfer or lease any property to, or permit any Subsidiary to do so, any Affiliate except (i) in transactions which are on terms comparable in all material respects to the terms which would prevail in an arm’s-length transaction between unaffiliated third parties, and (ii) in transactions between the Company and any Subsidiary, or between Subsidiaries, not otherwise prohibited by this Agreement.

6.9           ERISA. Terminate or withdraw, or permit any Subsidiary to terminate or withdraw, from any plan defined in Section 4021(a) of ERISA in respect of which the Company or any Subsidiary is an “employer” or a “substantial employer” as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively, so as to result in any material liability of the Company or any of its Subsidiaries to the PBGC pursuant to Subtitle A of Title IV of ERISA or material liability of the Company or any of its Subsidiaries to such plan; engage, or permit any Subsidiary to engage, in any “prohibited transaction” (as defined in Section 4975 of the Code) involving any such plan which would result in a material liability for an excise tax or civil penalty in connection therewith; incur or suffer to exist, or permit any Subsidiary to incur or suffer to exist, any material “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, involving any such plan; incur, or permit any Subsidiary to incur, any withdrawal liability in connection with a “complete withdrawal” or a “partial withdrawal”, as defined in Sections 4203 and 4205, respectively, of ERISA, with respect to any multiemployer plan as defined in Section 3(37) of ERISA; establish, or permit any Subsidiary to establish, any new employee pension benefit plans; or increase or permit any Subsidiary to increase the benefits under any employee pension benefit plans.

6.10        Subordinated Debt. Make or permit any Subsidiary to make any principal, interest or other payment on, or purchase or acquire, or prepay, any indebtedness or obligation which is now or hereafter may be subordinated to the indebtedness evidenced by the Notes, except payments which are not in violation of the terms of the subordination of such indebtedness or obligation; or permit any notes, agreements or other instruments creating or evidencing indebtedness or other obligations subordinated to the Notes or any subordination agreement executed in connection with such indebtedness at any time to be modified or amended or any agreement or consent to be given thereunder, whereby (a) any provisions thereof relating to the subordination of such indebtedness or other obligations to the Company’s indebtedness to the Purchaser are waived, modified or discharged, or (b) there is any change in the principal amount of or interest rate on such indebtedness or other obligations or any acceleration of the maturities therein provided.

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Section 7.             Events of Default.

In the event that:

7.1           The Company fails to pay (a) any principal of any Note when such amount becomes due in accordance with the terms thereof, or (b) any interest on any Note or any other payment of money required to be made to any of the Purchaser hereunder, within three (3) days after such amount becomes due in accordance with the terms hereof; or

7.2           Any representation or warranty made to the Purchaser in this Agreement or in any certificate, agreement or instrument executed and delivered to the Purchaser by the Company or any Subsidiary or by its accountants or officers pursuant to this Agreement is false, inaccurate or misleading in any material respect on the date as of which made; or

7.3           (a) the Company or any Subsidiary defaults in the performance of any term, covenant, agreement, condition, undertaking or provision of Section 6 hereof; or (b) the Company or any Subsidiary defaults in the performance of any other term, covenant, agreement, condition, undertaking or provision of this Agreement, any of the Notes or any other agreement or instrument executed and delivered to any of the Purchaser (or their agent) by the Company or any Subsidiary as provided in this Agreement or in connection with the transactions contemplated in this Agreement, and such default is not cured or waived within thirty (30) days after the Company receives notice of such default from a Purchaser or from a third party; or

7.4           the Company or any Subsidiary fails to pay any principal of or interest on any of its Material Indebtedness for a period longer than the grace period, if any, provided for such payment; or

7.5           a Change of Control Transaction occurs; or

7.6           (a) One or more final judgments, decrees or orders shall be entered against the Company or any Subsidiary involving in the aggregate a liability (not fully covered by insurance other than applicable deductibles) of $100,000 or more and all such judgments, decrees or orders shall not have been vacated, paid or discharged, dismissed, or stayed or bonded pending appeal (or other contest by appropriate proceedings) within sixty (60) days from the entry thereof; (b) pursuant to one (1) or more judgments, decrees, orders, or other proceedings, whether legal or equitable, any warrant of attachment, execution or other writ is levied upon any property or assets of the Company or any Subsidiary and is not satisfied, dismissed or stayed (including stays resulting from the filing of an appeal) within sixty (60) days; (c) all or any substantial part of the assets or properties of the Company or any Subsidiary are condemned, seized or appropriated by any government or governmental authority; or (d) any order is entered in any proceeding directing the winding up, dissolution or split-up of the Company or any Subsidiary; or

7.7           (a) Any event occurs of a type described in Section 4043(b) of ERISA with respect to, or any proceedings are instituted by the PBGC to have a trustee appointed to administer or to terminate, any plan referred to in Section 6.9 hereof, of the Company or any Subsidiary, which event or institution of proceedings is, in the reasonable opinion of the Purchaser, reasonably likely to result in a termination of such plan and to have a material adverse effect upon the business, operations, assets or financial condition of the Company and its Subsidiaries as a consolidated entity; or (b) a trustee shall be appointed by a United States District Court to administer any such plan with vested unfunded liabilities that are material in relation to the business operations, assets or financial condition of the Company and its Subsidiaries as a consolidated entity; or

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7.8           The Company or any Guarantor (a) commences any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or (b) is the debtor named in any other case, proceeding or other action of a nature referred to in clause (a) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days, or (c) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence to, any order, adjudication or appointment of a nature referred to in clause (a) or (b) above, or (d) shall generally not be paying, shall be unable to pay, or shall admit in writing its inability to pay its debts as they become due, or (e) shall make a general assignment for the benefit of its creditors; or

7.9           On or at any time after the Closing Date (a) any of the Transaction Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or (b) the Company or any of its Subsidiaries contests the validity or enforceability of any Transaction Document in writing or denies that it has any further liability under any Transaction Document to which it is party, or gives notice to such effect;

then, and in any such event (an “Event of Default”), (x) if such event is of the type described in Section 7.8, the Notes shall automatically become due and payable, or (y) in any other such event, and at any time thereafter, if such event shall then be continuing, subject to the provisions of Section 8 Purchaser may, by written notice to the Company, declare due and payable the principal of, and interest on, the Notes held by Purchaser, whereupon the same shall be immediately due and payable. In the event that any of the Notes becomes or is declared due and payable prior to its stated maturity, the same shall become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

Section 8.             Effectiveness of Covenants; Consents.

8.1           Effectiveness of Covenants. The covenants contained in this Agreement shall continue in full force and effect until the Notes and all other indebtedness outstanding under this Agreement are paid in full whereupon they shall terminate and be of no further force or effect, except that the covenants enumerated in the next sentence shall continue in full force and effect with respect to Purchaser holding Warrants and Warrant Shares after the payment of the Notes and such other indebtedness. Any holder of Warrants or Warrant Shares who does not also hold a Note shall be deemed a Purchaser hereunder with respect to such holder’s ownership of Warrants or Warrant Shares solely for the purposes of Sections 2, 5.1.1, 5.1.2, 5.4, 5.5, 6.8, 8, 9, 10, 11, and 12.

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8.2           Consents and Waivers. Any provision in this Agreement to the contrary notwithstanding, with the written consent of Purchaser holding two-thirds (2/3) or more of the aggregate principal amount then outstanding of the Notes, or after the Notes have been paid in full, two-thirds (2/3) or more of the outstanding Warrants and Warrant Shares, the Company may be relieved from the effect of any Event of Default or from compliance with any covenant, agreement or undertaking contained herein or in any instrument executed and delivered as herein provided, except the provisions for the payment or prepayment of the Notes, and the provisions of the Warrants.

Section 9.             Investment Representation. Purchaser acknowledges (a) that the Notes and the Warrants being acquired by Purchaser are not being registered under the Securities Act on the ground that the issuance thereof is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering, and (b) that the Company’s reliance on such exemption is predicated in part on the representation hereby made to the Company by Purchaser that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act, and is acquiring its Notes and Warrants for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. None of the Purchaser is aware of any particular occasion, event or circumstance upon the occurrence or happening of which it intends to dispose of its Notes or Warrants.

Section 10.           Transfers; Replacement of Notes.

10.1         Transfers. Purchaser shall be entitled to assign and transfer all or any part of its Notes or Warrants, or any interest or participation therein, and its related rights under this Agreement; and upon the assignment or transfer by Purchaser of all or any part of its Notes or Warrants or its interest therein (except in public offering registered under the Securities Act, or a sale pursuant to Rule 144 thereunder), the term “Purchaser” as used herein shall thereafter include, to the extent of the interest so assigned or transferred, the assignee or transferee of such interest.

10.2         Issuance of New Notes. The Company will at any time, at its expense, at the request of a holder of a Note, and upon surrender of such Note for such purpose, issue a new Note or Notes in exchange therefor, payable to the order of the holder or such person or persons as may be designated by such holder, dated the last date to which interest has been paid on the surrendered Note, or, if such exchange shall take place prior to the due date of the first interest payment, the date of issuance of such original Note, in such denominations as may be requested, in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered and substantially in the form of such Note with appropriate revisions. Upon such exchange the term “Note” as used herein shall include such new Note or Notes.

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10.3         Replacement of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however, if any Note of which the Purchaser, its nominee, or any of its partners is the holder is lost, stolen or destroyed, the affidavit of an authorized partner or officer of the holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond, or other security shall be required as a condition to the execution and delivery by the Company of a new Note in replacement of such lost, stolen or destroyed Note other than the holder’s written agreement to indemnify the Company.

Section 11.            Judicial Proceedings.

11.1         Each of the parties hereto irrevocably and unconditionally agrees to be subject to the exclusive jurisdiction of any Arizona State or Federal court sitting in the City of Phoenix over any suit, action or proceeding arising out of or relating to this Agreement or any of the Notes, Warrants or other Transaction Documents. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

11.2         The Company agrees, to the fullest extent they may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 11.1 brought in any such court shall, subject to such rights of appeal on issues other than jurisdiction as may be available, be conclusive and binding upon the Company and may be enforced in the courts of the United States of America or the State of Arizona (or any other courts to the jurisdiction of which the Company is or may be subject) by a suit upon such judgment.

11.3         Each of the parties hereto hereby irrevocably and unconditionally agrees (1) to the extent such party is not otherwise subject to service of process in the State of Arizona, to appoint and maintain an agent in the State of Arizona as such party’s agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Arizona.

11.4         Nothing in this Section 11 shall affect the right of any of the Purchaser to serve process in any manner permitted by law, or limit any right that any of the Purchaser may have to bring proceedings against the Company in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one (1) jurisdiction in any other jurisdiction.

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11.5         THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE NOW OR HEREAFTER TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES, THE WARRANTS OR THE OTHER TRANSACTION DOCUMENTS.

11.6         Upon breach or default by the Company with respect to any obligation hereunder, under the Notes, the Warrants or other Transaction Documents, the Purchaser (or their agents) shall be entitled to protect and enforce their rights at law, or in equity or by other appropriate proceedings for specific performance of such obligation, or for an injunction against such breach or default, or in aid of the exercise of any power or remedy granted hereby or thereby or by law.

Section 12.            Miscellaneous.

12.1         Notices. All notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given or made, and all financial statements, information and the like required to be delivered hereunder shall be deemed to have been delivered, five (5) days after deposited in the mails, registered or certified with postage prepaid, addressed to the Company at 2490 East Sunset Road, Suite 100, Las Vegas, Nevada 89120, Attention: President, and to the Purchaser at 3525 Del Mar Heights Road, Suite 765, San Diego, California 92130, or to such other address as any of them shall specify in writing to the other. No other method of giving notice is hereby precluded. Upon the reasonable request of Purchaser, the Company will deliver to Purchaser, at the Company’s expense, additional copies of all financial statements, information and the like required hereunder.

12.2         Cumulative Remedies, Etc. No failure or delay on the part of any of the Purchaser in exercising any right, power or privilege hereunder, and no course of dealing between the Company and the Purchaser, or any of them, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Purchaser, or any of them, would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Purchaser, or any of them, to take any other or further action in any circumstances without notice or demand.

12.3         No Oral Changes; Assignment; Survival of Representations. This Agreement may not be changed or terminated orally. This Agreement shall be binding upon the Company and the Purchaser and its successors and assigns. Neither the Company nor the Purchaser shall not make any assignment of its rights under this Agreement, the Notes, the Warrants or other Transaction Documents or subject this Agreement, the Notes, the Warrants or other Transaction Documents or its rights hereunder to any lien or security interest of any kind whatsoever; and any such assignment, lien or security interest shall be absolutely void and unenforceable as against the Purchaser. All agreements, representations and warranties made herein or in writing otherwise in connection herewith shall survive the issuance of the Notes and the Warrants.

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12.4         Expenses. Each of the parties hereto agrees to pay all of its expenses arising in connection with the negotiation, preparation, execution, delivery, administration, exercise of rights under and enforcement of, and any amendment, supplement or modification to, or waiver of any provision of, this Agreement, the Notes, the Warrants, and the Transaction Documents, including without limitation all documentary, stamp and similar taxes and assessments, all recording and filing fees and taxes charged by any governmental authority.

12.5         GAAP. All calculations after the Closing Date shall be made and all financial statements and data generated after the Closing Date and required hereby shall be prepared in accordance with GAAP (as in effect at the date of preparation) consistently applied, except as otherwise expressly provided herein.

12.6         Indemnification Generally. The Company and the Subsidiaries (collectively “Indemnifying Parties”) agree to indemnify and hold harmless Purchaser, their respective Affiliates, partners, subsidiaries, directors, officers, employees, agents and representatives (collectively, the “Indemnified Parties”) to the maximum extent permitted by law, from and against any and all liability (including, without limitation, reasonable legal fees incurred in defending against any such liability) under, arising out of or relating to this Agreement, the Notes, the Warrants and the other Transaction Documents, the transactions contemplated hereby or thereby or in connection herewith or therewith, and all action or failures to act and the transactions contemplated thereby, including (to the maximum extent permitted by law) any liability arising under Federal or state securities laws, except to the extent such liability shall result from any act or omission on the part of the Indemnified Parties constituting willful misconduct or gross negligence or the inaccuracy of representations in Section 9. The rights and obligations of the Indemnifying Parties under this Section 12.6 shall survive and continue to be in full force and effect notwithstanding the Notes or the Warrants not having been purchased, the repayment of the Notes, the expiration or repurchase of the Warrants or Warrant Shares and the termination of this Agreement. The Indemnifying Parties shall not be liable to the Indemnified Parties for any punitive, exemplary or consequential damages as a result of the transactions contemplated by this Agreement or the Transaction Documents.

12.7         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Arizona and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.

12.8         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

12.9         Public Announcements. None of the parties hereto shall issue any press release or other public statement concerning the transactions provided for in this Agreement without the prior consent of the other parties, except to the extent required by applicable law, regulation or legal process.

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12.10         Captions; Gender. The descriptive headings of the Sections of this Agreement are inserted for convenience only and shall not affect the meaning, construction or interpretation of any of the provisions hereof. The use of the masculine form of a pronoun shall be deemed, where appropriate, to include the masculine and feminine forms of such pronoun.

12.11         Legends. Certificates evidencing the shares of Common Stock issued upon any conversion of the Notes and/or exercise of the Warrants shall bear the following restrictive legend, in addition to any other legends determined to be necessary or appropriate in the Company’s reasonable discretion:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

12.12         Stockholder Approval Matters. The Company covenants and agrees to use commercially reasonable efforts to obtain, as promptly as practicable, any approvals of the Company’s stockholders required under the Company’s Organizational Documents, applicable law and/or the listing rules and regulations of the NASDAQ Capital Market in connection with the transactions contemplated by this Agreement. Following such approval (if obtained via written consent in compliance with the Company’s Organizational Documents and applicable law), the Company covenants and agrees to use commercially reasonable efforts to file with the Securities and Exchange Commission, as promptly as practicable, an Information Statement on Schedule 14C describing this Agreement and the transactions contemplated hereby. The parties acknowledge and agree that the Purchaser shall not be entitled to convert any Notes, or exercise any Warrants, into shares of Common Stock, unless and until (i) any required stockholder approvals are obtained and (ii) the time period prescribed by Rule 14c-2 promulgated under the Exchange Act has expired.

12.13         Preparation of Document/Independent Counsel. After the Purchaser and the Company negotiated among themselves, this Agreement was prepared by Snell & Wilmer L.L.P, as legal counsel to the Company. Snell & Wilmer L.L.P. has not acted as legal counsel to any other party, including the Purchaser. The Purchaser acknowledges that it has had the opportunity to review this Agreement with its own legal counsel.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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If you are in agreement with the foregoing, please sign in the space provided below.

LIVEDEAL, INC., a Nevada corporation

By:	/s/ Lawrence W. Tomsic
Lawrence W. Tomsic
Chief Financial Officer

The foregoing is hereby accepted and agreed to, as of the date first above written, by the Purchaser signing below.

PURCHASER:

Isaac Capital Group LLC, a Delaware limited liability company

By:	/s/ Jon Isaac
Name: Jon Isaac
Its: Managing Member

[Signature Page - Note and Warrant Purchase Agreement]

EXHIBIT A

Form of Note

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THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE WERE NOT ISSUED IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL TO THE COMPANY, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.

LIVEDEAL, INC.

SENIOR SUBORDINATED CONVERTIBLE NOTE

U.S. $250,000.00	Date of Issuance: April 3, 2012

FOR VALUE RECEIVED, LiveDeal, Inc., a Nevada corporation (“Company”), hereby promises to pay to the order of Isaac Capital Group LLC, a Delaware limited liability company (“Purchaser”), the aggregate principal sum of at least Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00) (as may be increased from time to time in accordance with Section 1.2, the “Principal”) in lawful currency of the United States of America, subject to the provisions contained herein. This Senior Subordinated Convertible Note (this “Note”) is one of the Notes described in the Note and Warrant Purchase Agreement dated as of April 3, 2012, by and between the Company and Purchaser (the “Note Purchase Agreement”). The Company and Purchaser shall be collectively referred to as the “Parties”. Unless otherwise expressly provided in this Note, initially capitalized words or terms used in this Note shall have the meanings set forth in the Note Purchase Agreement.

ARTICLE 1
PAYMENT

1.1           Maturity Date. The Principal and any other amounts payable to Purchaser hereunder, shall be due and payable to Purchaser on April 3, 2013 (the “Maturity Date”); provided, however, that the Company shall have the option in its discretion to extend the Maturity Date by up to one (1) year in the event that no Event of Default has occurred and is continuing, and the Company is in material compliance with its agreements and covenants hereunder and under the Note Purchase Agreement, as of the Maturity Date.

1.2           Interest. Interest will accrue from the date hereof on the Principal amount at the rate of 8% per annum until all Obligations under this Note are paid in full or until the conversion of the Principal pursuant to Article 2 of this Note. If the Principal is not converted pursuant to Article 2 of this Note, interest shall be paid with the Principal amount and all other Obligations on the Maturity Date. If the Principal is converted pursuant to Article 2 of this Note, interest accrued through the date of conversion and all other Obligations shall be paid on the date of conversion in accordance with Article 2 of this Note.

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1.3           Payment. All payments under this Note shall be made by check or wire transfer of immediately available funds and in lawful money of the United States of America at 3525 Del Mar Heights Road, Suite 765, San Diego, California 92130, or at such other place as the Purchaser may from time to time designate in writing to the Company. Payments will be credited first, to costs of collection and other charges for which the Company is responsible pursuant to this Note, second, to accrued but unpaid interest, and the remainder to Principal.

1.4           Prepayment. The Company shall have the option to prepay this Note, together with accrued but unpaid interest, in whole or in part, at any time without premium or penalty.

ARTICLE 2
CONVERSION

2.1           Right to Convert into Common Stock; Conversion Price. Subject to Section 2.5, so long as any Principal due under this Note is outstanding, pursuant to Section 2.2 below, Purchaser may elect to convert, or the Company may cause the immediate conversion of, all or any portion of the Principal and accrued but unpaid interest into that number of shares of the common stock of the Company (the “Common Stock”) as is obtained by dividing the dollar amount of the Principal and accrued but unpaid interest by the applicable Conversion Price per share of Common Stock (the “Conversion Shares”). Subject to adjustment as provided in Section 2.3 hereof, the “Conversion Price” shall be an amount equal to 60% of the lesser of (i) the closing bid price on the First Closing Date or (ii) the 10-day volume weighted average closing bid price for the Company’s common stock, in each case as listed on NASDAQ for the 10 business days immediately preceding the date of the notice of conversion.

2.2           Mechanics of Conversion.

(a)          Unless earlier converted at the election of the Company pursuant to clause (b) below, Purchaser may cause the conversion of this Note by delivering to the Company an executed notice of conversion in the form attached hereto as Exhibit A (the “Notice of Conversion”).

(b)          The Company may cause the conversion of this Note by delivering to Purchaser a Notice of Conversion.

(c)          After delivery of the Notice of Conversion, the Company and Purchaser shall agree to a date for such conversion which, in no event, shall be later than three (3) business days following the date of the Notice of Conversion (the “Conversion Date”). On or before the Conversion Date, Purchaser shall surrender the Note for conversion and the Company shall denote in its corporate records the ownership by Purchaser of the Conversion Shares, effective as of close of business on the Conversion Date. Effective as of close of business on the Conversion Date (i) the rights of Purchaser with respect to the Principal, together with all other amounts due hereunder to Purchaser shall cease, (ii) Purchaser shall be treated for all purposes as having become the record holder of such Conversion Shares, and (iii) such conversion shall be at the Conversion Price then in effect. The issuance of Common Stock upon conversion of this Note shall be made without charge to Purchaser for any tax in respect of such issuance, and such Conversion Shares shall be issued in such names as may be directed by Purchaser.

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(d)          In the event of a partial conversion of this Note, all of the applicable provisions hereof shall apply in respect of the portion of this Note that is converted into Conversion Shares, and this Note shall be restated to reflect the amount that remains due and payable hereunder, which shall be subject to subsequent conversion in accordance with the terms and conditions hereof.

2.3           Adjustment of Conversion Price. Subject to Section 2.4 hereof, the Conversion Price and number and kind of Conversion Shares or other securities to be issued upon conversion determined pursuant to Section 2.1 shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(a)          Merger, Sale of Assets, etc. If Company at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation or other entity, this Note shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section 2.3 shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(b)          Reclassification. If Company at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

(c)          Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(d)          Share Issuance. So long as this Note is outstanding, if Company shall issue or agree to issue any shares of Common Stock, including restricted stock, restricted stock units, or stock appreciation rights, for a consideration (or deemed price) less than the Conversion Price in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security carrying the right to convert or exchange such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price.

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2.4           Adjustment Notices. Whenever the Conversion Price is adjusted as provided in Section 2.3, Company shall promptly deliver to Purchaser written notice setting forth the revised Conversion Price with a statement of facts regarding the adjustment and the computation thereof.

2.5           Limitation on Conversion Pending Stockholder Approval. This Note shall not be convertible into shares of Common Stock by Purchaser, in whole or in part, unless and until the conditions specified in Section 12.12 of the Note Purchase Agreement (relating to, among other things, stockholder approval of the transactions contemplated by the Note Purchase Agreement) have been satisfied in full.

ARTICLE 3
SUBORDINATION

3.1           Agreement to Subordinate. By signing below, each of Purchaser and the Company expressly agree, for itself and its successors and assigns, that this Note shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right to the prior payment in full of all outstanding obligations under the Existing Loan Agreement (as defined in the Note Purchase Agreement) (the “Senior Obligations”).

3.2           Subordination. Upon (a) any acceleration of maturity of the Principal of this Note (but excluding any voluntary prepayment) or (b) any payment or distribution of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or total or partial liquidation, reorganization or other similar arrangement of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then all principal, premium, if any, and interest due or to become due upon all Senior Obligations shall first be paid in full, or payment thereof provided for in accordance with the terms of the Existing Loan Agreement before any payment is made on account of the Principal, premium, if any, or interest on this Note, and upon any such dissolution or winding-up or liquidation, reorganization or other similar arrangement, any payment or distribution of any kind or character, whether in cash, property or securities, to which the Purchaser would be entitled from Company, except for the provisions hereof, shall be paid by the Company, or by a receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, to the Purchaser to the extent necessary to pay all Senior Obligations in full before any payment or distribution is made to the Purchaser under this Note.

3.3           Trust Property. In the event that, in violation of any of the foregoing provisions, any payment or distribution of any kind or character, whether in cash, property or securities, shall be received by the Purchaser under this Note before all Senior Obligations are paid in full, or provision for such payment in accordance with the terms of the Indenture, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to the holder of the Senior Obligations for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay all such Senior Obligations in full in accordance with their terms.

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3.4           Benefits. The foregoing subordination provisions shall be for the benefit of the holders of Senior Obligations and may be enforced by the holder of the Senior Obligations against the Purchaser; provided, however, (a) that the foregoing provisions are solely for the purpose of defining the relative rights of the holder of Senior Obligations on the one hand and the Purchaser on the other hand under this Note, and that nothing therein shall impair, as between the Company and the Purchaser, the obligation of the Company to pay to the Purchaser the Principal thereof, premium, if any, and interest thereon in accordance with the terms of this Note, nor shall anything therein prevent the Purchaser or any trustee on their behalf from exercising all remedies otherwise permitted by applicable law or thereunder upon default thereunder, subject to the rights set forth above of the holders of Senior Obligations to receive cash, property or securities, otherwise payable or deliverable to the Purchaser under this Note, (b) that upon any payment or distribution of assets of the Company of the character referred to in the third paragraph of the foregoing provisions, the trustee under any agreement relating to this Note shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation, reorganization or other similar arrangement proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any such payment or distribution, delivered to said trustee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Obligations and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the foregoing provisions, and (iii) that any trustee under any agreement relating to this Note and any paying agent therefor shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by such trustee or such paying agent, unless and until such trustee or such paying agent, as the case may be, shall have received notice thereof from the Company or from one or more holders of Senior Obligations.

3.5           Limitation on Amendments. The provisions of this Article 3 shall not be amended or modified without the express written consent of the holder(s) of the Senior Obligations.

ARTICLE 4
COVENANTS OF COMPANY

4.1           Payment of Principal; Conversion. The Company hereby covenants and agrees that it shall pay or cause to be paid all amounts due hereunder on the Maturity Date or, if applicable prior to the Maturity Date, the Company shall effect or cause to be effected any conversion of the Principal into Conversion Shares.

4.2           Reserves. During the period the conversion right exists, the Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of issue upon conversion of this Note, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all such shares of Common Stock shall, upon issuance, be duly and validly issued, fully paid and non-assessable.

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ARTICLE 5
DEFAULT; ACCELERATION

5.1           Events of Default. The occurrence of any Event of Default under the Note Purchase Agreement shall constitute an “Event of Default” hereunder.

5.2           Acceleration.

(a)          Upon the occurrence of any Event of Default, the entire outstanding balance of the Principal and any other amounts payable to Purchaser hereunder shall become immediately due and payable to Purchaser, without any demand of or notice to the Company.

(b)          Upon the occurrence of any Event of Default, Purchaser may exercise all rights and remedies available to it under any or all of the Transaction Documents or otherwise and may apply any of funds of either the Company in its possession to the outstanding indebtedness under this Note.

5.3           Costs of Collection. The Company hereby, jointly and severally, agree to pay all costs of collection, including attorneys’ fees and expenses, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any amount of the Principal or other amount owing hereunder is not paid when due, or to exercise any other right or remedy hereunder, or in the event Purchaser is made party to any claim, case, action or other proceeding because of the existence of the Principal, or if at any time Purchaser should incur any attorneys’ fees or expenses in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the Principal.

ARTICLE 6
GENERAL PROVISIONS

6.1           Remedies Cumulative and Continuing. All powers and remedies of Purchaser hereunder with respect to an Event of Default shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other thereof or of any other power or remedy available to Purchaser, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Note, and every power and remedy given by this Note or by applicable law to Purchaser may be exercised from time to time, and as often as shall be deemed expedient by Purchaser.

6.2           Replacement; Exchange. Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of this Note, the Company shall execute and deliver a new Note of like kind in lieu of and in substitution for the lost, stolen, destroyed or mutilated Note. This Note may be exchanged by surrender hereof at the office of the Company maintained for that purpose, and the Company shall execute and deliver in exchange herefor the Note or Notes which Purchaser making the exchange shall be entitled to receive.

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6.3           Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Arizona and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.

6.4           Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally or by reputable overnight courier (e.g., Federal Express) or mailed first class, postage prepaid, registered or certified mail:

If intended for the Purchaser:

Isaac Capital Group LLC
3525 Del Mar Heights Road, Suite 765
San Diego, California 92130

If intended for the Company:

LiveDeal, Inc.
2490 E. Sunset Road, Suite 100
Las Vegas, Nevada 89120
Attn: Chief Financial Officer
Facsimile No.: (702) 939-0244

with a copy to (which shall not constitute notice to the Company):

Snell & Wilmer L.L.P.
One Arizona Center
Phoenix, Arizona 85004-2202
Attn:    Daniel M. Mahoney, Esq.
Facsimile No.:     (602) 382-6070

Any party may change the address to which notices intended for it shall be sent by a notice to the other party given in the manner specified in this Section. Such notices and communications shall for all purposes of this Agreement be treated as being effective or having been given when delivered if delivered personally or by courier or, if sent by mail, when received.

6.5           Assignment. This Agreement shall be binding upon the Company and the Purchaser and its successors and assigns and, without limitation of the foregoing, each person taking or holding this Note, expressly accepts and agrees to be bound by the subordination provisions set forth in Article 3 hereof. Neither the Company nor the Purchaser shall not make any assignment of its rights under this Agreement, the Notes, the Warrants or other Transaction Documents or subject this Agreement, the Notes, the Warrants or other Transaction Documents or its rights hereunder to any lien or security interest of any kind whatsoever; and any such assignment, lien or security interest shall be absolutely void and unenforceable as against the Purchaser.

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6.6           Cooperation; Further Action. Each Party to this Note shall, without further consideration, execute and deliver any further or additional instruments and perform any acts which may become reasonably necessary to effectuate and carry out the purposes of this Note.

6.7           Severability. In the event any term or provision of this Note is declared to be invalid or illegal, for any reason, this Note shall remain in full force and effect and the same shall be interpreted as though such invalid and illegal provision were not a part hereof.

6.8           Amendments. This Note may not be altered or amended, and no right under this Note may be waived, except by a writing executed by the Parties to this Note or except as otherwise provided in this Note. No waiver of any term, provision, or condition of this Note, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such term, provision, or condition, or as a waiver of any other term, provision, or condition of this Note.

6.9           Integration. This Note and the other Transaction Documents constitute and embodies the full and complete understanding and agreement of the parties hereto and supersedes all prior understandings, whether oral or written.

6.10         Captions; Number and Gender. The captions, headings and arrangements used in this Agreement are for convenience only and shall not in any way affect, modify, control, or limit the meaning or applicability of such article or section. Words used herein, regardless of the number or gender stated, shall be deemed to refer to the singular or plural, or to the masculine, feminine or neuter, respectively, all as the context may admit.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first set forth above.

COMPANY:

LiveDeal, Inc., a Nevada corporation

By:
Lawrence W. Tomsic
Chief Financial Officer

PURCHASER:

Isaac Capital Group LLC, a Delaware limited
liability company

By:
Name:
Title:

[Signature Page – Senior Subordinated Convertible Note]

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SUBORDINATED GUARANTY

By signing this Subordinated Guaranty (the “Guaranty”) below, subject to the limitations set forth below, each of the undersigned (each, a “Guarantor”), hereby absolutely and unconditionally guarantees to the Purchaser the full and complete payment of the Company’s obligation herein and that Company will timely and completely perform all of its covenants and obligations, including all payment obligations, made and given by it pursuant to and in accordance with this Note and the Note Purchase Agreement from time to time. Subject to the limitations set forth below, Purchaser may pursue the full repayment of the Note to which this Guaranty is attached and performance of all of the covenants and obligations of the Company made pursuant to the Note Purchase Agreement upon a default by the Company.

1.1           Agreement to Subordinate. By signing below, each of Purchaser and Guarantor expressly agree, for itself and its successors and assigns, that this Guaranty shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right to the prior payment in full of all outstanding obligations under the Senior Obligations.

1.2           Subordination. Upon (a) any acceleration of maturity of the principal of this Guaranty (but excluding any voluntary prepayment) or (b) any payment or distribution of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or total or partial liquidation, reorganization or other similar arrangement of the Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then all principal, premium, if any, and interest due or to become due upon all Senior Obligations shall first be paid in full, or payment thereof provided for in accordance with the terms of the Existing Loan Agreement before any payment is made on account of the principal, premium, if any, or interest on this Guaranty, and upon any such dissolution or winding-up or liquidation, reorganization or other similar arrangement, any payment or distribution of any kind or character, whether in cash, property or securities, to which the Purchaser would be entitled from Guarantor, except for the provisions hereof, shall be paid by the Guarantor, or by a receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, to the Purchaser to the extent necessary to pay all Senior Obligations in full before any payment or distribution is made to the Purchaser under this Guaranty.

1.3           Trust Property. In the event that, in violation of any of the foregoing provisions, any payment or distribution of any kind or character, whether in cash, property or securities, shall be received by the Purchaser under this Guaranty before all Senior Obligations are paid in full, or provision for such payment in accordance with the terms of the Indenture, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to the holder of the Senior Obligations for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay all such Senior Obligations in full in accordance with their terms.

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1.4           Benefits. The foregoing subordination provisions shall be for the benefit of the holders of Senior Obligations and may be enforced by the holder of the Senior Obligations against the Purchaser; provided, however, (a) that the foregoing provisions are solely for the purpose of defining the relative rights of the holder of Senior Obligations on the one hand and the Purchaser on the other hand under this Guaranty, and that nothing therein shall impair, as between the Guarantor and the Purchaser, the obligation of the Guarantor to pay to the Purchaser the principal thereof, premium, if any, and interest thereon in accordance with the terms of this Guaranty, nor shall anything therein prevent the Purchaser or any trustee on their behalf from exercising all remedies otherwise permitted by applicable law or thereunder upon default thereunder, subject to the rights set forth above of the holders of Senior Obligations to receive cash, property or securities, otherwise payable or deliverable to the Purchaser under this Guaranty, (b) that upon any payment or distribution of assets of the Guarantor of the character referred to in the third paragraph of the foregoing provisions, the trustee under any agreement relating to this Guaranty shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation, reorganization or other similar arrangement proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any such payment or distribution, delivered to said trustee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Obligations and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the foregoing provisions, and (iii) that any trustee under any agreement relating to this Guaranty and any paying agent therefor shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by such trustee or such paying agent, unless and until such trustee or such paying agent, as the case may be, shall have received notice thereof from the Guarantor or from one or more holders of Senior Obligations.

1.5           Limitation on Amendments. The provisions of this Guaranty relating to subordination shall not be amended or modified without the express written consent of the holder(s) of the Senior Obligations.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the date first set forth above.

GUARANTORS:

Local Marketing Experts, Inc., a Nevada
corporation

By:
Name:
Title:

Velocity Marketing Concepts, Inc., a Nevada
corporation

By:
Name:
Title:

247 Marketing, LLC a Nevada limited liability
company

By:
Name:
Title:

Telco Billing, Inc., a Nevada corporation

By:
Name:
Title:

Telco of Canada, Inc. a Nevada corporation

By:
Name:
Title:

[Signature Page – Subordinated Guaranty]

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LiveDeal, Inc. a California corporation

By:
Name:
Title:

PURCHASER:

Isaac Capital Group LLC, a Delaware limited
liability company

By:
Name:
Title:

[Signature Page – Subordinated Guaranty]

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Exhibit A

Form of Conversion Notice

Re:	Senior Subordinated Convertible Note (the “Note”) issued by LiveDeal, Inc., a Nevada corporation (the “Company”), dated __________, 2012, in the original principal amount of $_________________.

Effective as of the date written below, the undersigned hereby [provides notice of its election to automatically covert / irrevocably elects to convert] $____________ of the unpaid principal amount on the Note into shares of the common stock of Company according to the terms and conditions set forth in the Note. If interests are to be issued in the name of a person or entity other than the undersigned, the undersigned hereby agrees to pay all transfer taxes payable with respect thereto.

Date of Conversion:

Signature:

Name:

If applicable, name and address of person or entity other than the undersigned to which Conversion Shares are to be registered and delivered:

Name:

Address:

Social Security or Tax I.D. Number

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EXHIBIT B

Guarantors

1.          Local Marketing Experts, Inc., a Nevada corporation

2.          Velocity Marketing Concepts, Inc., a Nevada corporation

3.          247 Marketing, LLC a Nevada limited liability company

4.          Telco Billing, Inc., a Nevada corporation

5.          Telco of Canada, Inc. a Nevada corporation

6.          LiveDeal, Inc. a California corporation

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EXHIBIT C

Form of Warrant

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NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

LIVEDEAL, INC.

WARRANT

Warrant No. [__]	Date of Issuance: [__________, 2012][1]

LiveDeal, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, Isaac Capital Group LLC, a Delaware limited liability company, or its registered assign (the “Holder”), is entitled to purchase from the Company [_____]2 shares (as adjusted from time to time as provided in Section 11) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at an exercise price determined pursuant to Section 3 (the “Exercise Price”), at any time and from time to time from and after the date hereof through and including the date that is five (5) years following the date of issuance set forth above (the “Expiration Date”), and subject to the following terms and conditions:

1.          Purchase Agreement. This Warrant is one of a series of Warrants (collectively, the “Warrants”) issued by the Company in connection with that certain Note and Warrant Purchase Agreement, entered into as of April 3, 2012 (the “Purchase Agreement”), by and among the Company and the purchasers identified on the signature pages thereto, and is subject to, and the Company and the Holder shall be bound by, all the applicable terms, conditions and provisions of the Purchase Agreement. This Warrant is being issued in connection with the conversion into shares of Common Stock of one of the Notes purchased under the Purchase Agreement.

2.          Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

1 Note to Draft: Warrant to be issued as of the date of conversion of the applicable Senior Subordinated Convertible Note.

2 Note to Draft: Number of Warrant Shares to be equal to number of shares of Common Stock into which the applicable Senior Subordinated Convertible Note was converted.

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3.          Exercise Price. This Warrant may be exercised for a price per Warrant Share equal to $[_____]3, subject to adjustment from time to time pursuant to Section 11.

4.          Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5.          Registration of Transfers. Subject to the Holder’s appropriate compliance with the restrictive legend on this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment substantially in the form attached hereto as Attachment B duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6.          Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

7.          Delivery of Warrant Shares.

(a)          To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate number of Warrant Shares represented by this Warrant is being exercised. Upon delivery of an Exercise Notice substantially in the form attached hereto as Attachment A (an “Exercise Notice”) to the Company at its address for notice determined as set forth herein, and upon payment of the applicable Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than five (5) trading days after the Date of Exercise (as defined below)) issue and deliver, or cause its transfer agent to issue and deliver, to the Holder a certificate for the Warrant Shares issuable upon such exercise registered in the name of the Holder or its designee. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) an Exercise Notice, appropriately completed and duly signed, and (ii) unless the Holder has elected a cashless exercise, payment of the Exercise Price (by certified or official bank check, intra-bank account transfer or wire transfer) for the number of Warrant Shares so indicated by the Holder to be purchased.

3 Note to Draft: Exercise Price to be equal to the Conversion Price under the applicable Senior Subordinated Convertible Note plus 20%.

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(b)          If by the fifth trading day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 7(a), the Holder will have the right to rescind such exercise.

(c)          The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

8.          Charges, Taxes and Expenses. Issuance and delivery of certificated or uncertificated shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee, or other incidental tax or expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

9.          Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a new warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver this mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the new warrant.

10.        Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from Liens or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 11). The Company covenants and warrants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.

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11.         Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 11.

(a)          Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of any Warrants), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company; then in each such case (A) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event, and (B) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments will take effect (i) if a record date shall have been fixed for determining the stockholders or security holders, as applicable, of the Company entitled to receive such dividend, distribution or issuance by reclassification, as the case may be, immediately after such record date, (ii) otherwise, immediately after the effective date of such dividend, distribution, subdivision, combination, or issuance by reclassification, as the case may be.

(b)          Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to re-price, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or any other disposition or issuance of) any Common Stock or securities convertible or exercisable into Common Stock (“Common Stock Equivalents”), except for issuances contemplated by Section 11(a) and Exempt Issuances (as defined in Section 11(f)(i)), at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued or issuable shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued or issuable in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation of each Dilutive Issuance (i) the Exercise Price then in effect will be reduced (and in no event increased) by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the sum of the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance plus the number of shares of Common Stock which would be issued or issuable if the Base Share Price for such Dilutive Issuance equaled such VWAP (assuming the aggregate consideration received or receivable by the Company would remain the same), and the denominator of which equals the sum of the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus the number of shares of Common Stock so issued or issuable in connection with such Dilutive Issuance, and (ii) the number of Warrant Shares issuable hereunder shall be concurrently increased (and in no event decreased) by multiplying such number by the reciprocal of such fraction. Such adjustments shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder, in writing, no later than the trading day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 11(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms, and describing the material terms of the option, right, Common Stock or Common Stock Equivalents sold, granted, disposed of or issued (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 11(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Exercise Price as the Exercise Price should have been adjusted pursuant to the operation of this Section 11(b) had the Company provided a Dilutive Issuance Notice, regardless of whether the Holder accurately refers to the adjusted Exercise Price in the Exercise Notice. If the Company enters into a Variable Rate Transaction (as defined in Section 11(f)(ii)), the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

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(c)          Subsequent Rights Offerings. If the Company, at any time while this Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder on an as-fully-exercised basis) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP on the record date mentioned below, then, unless adjustment is required pursuant to Section 11(b), (i) the Exercise Price then in effect will be adjusted by multiplying the Exercise Price by a fraction, the numerator of which equals the sum of the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP, and the denominator of which equals the sum of the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase and (ii) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants or, if no such record date shall have been fixed, immediately after the effective date of such issuance.

(d)          Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder on an as-fully-exercised basis) evidences of its indebtedness, assets (including cash and cash dividends), rights or warrants to subscribe for or purchase any security other than shares of Common Stock (which shall be subject to Section 11(b)) or Section 11(c), as applicable), then in each such case the Exercise Price then in effect will be adjusted effective immediately after the record date for the determination of stockholders entitled to receive such distribution by multiplying the Exercise Price by a fraction, the numerator of which equals the VWAP on such record date less the then per share fair market value of the portion of such evidence of indebtedness, assets, rights or warrants so distributed applicable to one outstanding share of the Common Stock, as determined by the Board in good faith, and the denominator of which equals the VWAP determined as of such record date. In each such case the Company shall notify the Holder, in writing, no later than the trading day following the distribution of any such evidence of indebtedness, assets, rights or warrants, describing the material terms of such evidence of indebtedness, assets, rights or warrants and the adjustments made pursuant to this Section 11(d).

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(e)          Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or a series of related transactions, (A) effects any merger or consolidation of the Company with or into another Person, (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (except for issuances by reclassification contemplated by Section 11(a)(iv)), or (D) consummates a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than fifty percent (50%) of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or group making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person or group of Persons) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property (each transaction or series of transactions referred to in clause (i) or (ii) above, a “Fundamental Transaction”); then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, (1) the number of shares of common stock of the successor or acquiring corporation or, if it is the surviving corporation, of the Company, and (2) any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount and components of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Board shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration (substituting the most appropriate market-based measure for the Trading Market in determining the daily VWAP from time to time for each component of the Alternate Consideration or, if no market-based measure is reasonably available for any such component, fixing the daily VWAP of such component at the value determined by such apportionment, but subject to further adjustment as provided in this Section 11). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant of like tenor to this Warrant but adjusted to be consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant for the appropriate number of shares of capital stock and Alternate Consideration, if any, in exchange for this Warrant. The Company shall ensure that the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 11(e) and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction or series of related transactions analogous to a Fundamental Transaction.

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(f)          Definitions. In addition to the terms defined elsewhere in this Warrant, for all purposes of this Warrant, the following terms shall have the meanings indicated in this Section 11(a):

(i)          “Exempt Issuance” means (A) shares of Common Stock or options to purchase Common Stock to directors, officers, employees or consultants (other than attorneys, law firms, accountants or accounting firms) of the Company in their capacity as such pursuant to an any employee benefit plan which has been approved by the Board prior to or subsequent to the date hereof (an “Approved Share Plan”), provided that the exercise price of any such options is not lowered, none of such options is amended to increase the number of shares issuable thereunder, and none of the terms or conditions of any such options is otherwise materially changed in any manner that adversely affects the Holder (the “Approved Share Plan Options”), (B) shares of Common Stock issued upon the conversion or exercise of Common Stock Equivalents (other than Approved Share Plan Options) issued and outstanding prior to the date hereof, provided that the conversion or exercise price of any such Common Stock Equivalents (other than Approved Share Plan Options) is not lowered, none of such Common Stock Equivalents (other than Approved Share Plan Options) is amended to increase the number of shares issuable thereunder, and none of the terms or conditions of any such Common Stock Equivalents (other than Approved Share Plan Options) is otherwise materially changed in any manner that adversely affects the Holder, or (C) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company, and the acquisition or strategic transaction provides to the Company benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(ii)         “Variable Rate Transaction” means a transaction in which the Company (A) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (1) at a conversion price, exercise price or exchange rate or other price that is based upon, or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (2) other than with respect to customary anti-dilution provisions, with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of any specified or contingent events directly or indirectly related to the business of the Company or any market for the Common Stock, or (B) enters into any agreement, including an equity line of credit, whereby the Company may sell securities at a future determined price.

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(iii)        “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (A) if the Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the principal trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (B) if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported during trading hours, or (C) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company’s Board of Directors and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by the Company.

(g)          Calculations. All calculations under this Section 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock issued and outstanding at any given time for purposes of this Section 11 shall not include any shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(h)          Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 11, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other Alternate Consideration issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments in all material respects and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(i)          Notice of Corporate Events. If (A) the Company declares a dividend (or any other distribution of cash, securities or other property in whatever form) on the Common Stock, including any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary or of any rights, (B) the Company declares a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (D) the Company authorizes the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall deliver to the Holder, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, or redemption, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, or redemption are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiary, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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(j)          Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(i)          Cash Exercise. The Holder may pay by certified or official bank check, by intra-bank account transfer or by wire transfer of same-day funds.

(ii)         Cashless Exercise. The Holder may elect instead to utilize a cashless exercise method, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

	X =	Y × ((A – B ) / A)

where:

	X =	the number of Warrant Shares to be issued to the Holder.

	Y =	the number of Warrant Shares with respect to which this Warrant is being exercised.

	A =	the closing price of shares of Common Stock for the trading day immediately prior to (but not including) the Exercise Date.

	B =	the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

12.         Limitation on Exercise Pending Stockholder Approval. This Warrant shall not be exercisable by the Holder, in whole or in part, unless and until the conditions specified in Section 12.12 of the Purchase Agreement (relating to, among other things, stockholder approval of the transactions contemplated by the Purchase Agreement) have been satisfied in full.

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13.         No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay the Holder an amount of cash equal to the product of such fraction multiplied by the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Date of Exercise.

14.         Notices. Any and all notices or other communications or deliveries hereunder (including any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number pursuant to this Section 14 prior to 6:30 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified pursuant to this Section 14 on a day that is not a trading day or later than 6:30 p.m. (New York City time) on any trading day, (iii) the trading day following the date of mailing, if sent by nationally recognized overnight courier service to the street address specified pursuant to this Section 14, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as follows:

(a)          if to the Company, to:

LiveDeal, Inc.
2490 E. Sunset Road, Suite 100
Las Vegas, Nevada 89120
Attn: Chief Financial Officer
Facsimile No.: (702) 939-0244

with a copy to (which shall not constitute notice to the Company):

Snell & Wilmer L.L.P.
One Arizona Center
Phoenix, Arizona 85004-2202
Attn:   Daniel M. Mahoney, Esq.
Facsimile No.: (602) 382-6070

(b)          if to the Holder, to the address, facsimile number or email or street address appearing on the Warrant Register (which shall initially be the facsimile number and email and street address set forth for the initial Holder in the Purchase Agreement);

or to such other address, facsimile number or email address as the Company or the Holder may provide to the other in accordance with this Section 14.

15.         Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

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16.         Miscellaneous.

(a)          Assignment. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Holder shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not have the right directly or indirectly to assign or transfer this Warrant without the prior written consent of the Holder, which may be withheld in the Holder’s sole discretion, or as part of a Fundamental Transaction.

(b)          No Third Party Beneficiaries. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(c)          Amendments; Waiver. This Warrant may be amended only in writing signed by the Company and the Holder, and any amendment so effected shall amend each Warrant issued pursuant to the Purchase Agreement and be binding upon each holder of such Warrants (provided, however, that any such amendment that adversely affects any holder or class of holders of such Warrants in a manner that does not apply uniformly to all holders of such Warrants, as applicable, shall require the written consent of such adversely affected holders or class). Any provision of this Warrant may be waived, but only if in writing by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(d)          Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to principles of conflict of laws.

(e)          Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law in any respect, such provision shall be excluded from this Warrant and the balance of this Warrant shall be construed and interpreted as if such provision were so excluded and shall be enforceable in accordance with its remaining terms.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

LIVEDEAL, INC., a Nevada corporation

By:
Lawrence W. Tomsic
Chief Financial Officer

[Signature Page – Warrant]

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ATTACHMENT A

EXERCISE NOTICE

To LiveDeal, Inc.:

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of LiveDeal, Inc., a Nevada corporation, pursuant to Warrant No. _____, originally issued on __________, 2012 (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:

_____	Full Exercise of Warrant
_____	Partial Exercise of Warrant (in the amount of __________ Shares)

Exercise Price:	$__________

Manner of Exercise:

_____	Certified or Official Bank Check
_____	Intra-Bank Account Transfer
_____	Wire Transfer
_____	Cashless Exercise pursuant to Section 11(j)(ii) of the Warrant

[Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the [undersigned]/[the undersigned’s nominee as is specified below].]

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Social Security or Tax Identification Number:

Address of Holder:

Full Name of Nominee of Holder†:

Address of Nominee of Holder†:

* Must conform in all respects to name of holder as specified on the face of the Warrant.

† If applicable.

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ATTACHMENT B

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the attached Warrant to purchase __________ shares of Common Stock of LiveDeal, Inc., a Nevada corporation (the “Company”), to which the Warrant relates and appoints ________________ as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Address of Holder:

Full Name of Transferee:

Address of Transferee:

In the presence of:

* Must conform in all respects to name of holder as specified on the face of the Warrant.

† If applicable.

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ANNEX B

ACTION BY WRITTEN CONSENT
OF THE STOCKHOLDERS OF LIVEDEAL, INC.

Pursuant to Section 78.320 of the Nevada Revised Statutes, Article 6 of the Amended and Restated Articles of Incorporation (the “Articles”) of LiveDeal, Inc., a Nevada corporation (the “Company”), and Section 2.5 of the Amended and Restated Bylaws (the “Bylaws”) of the Company, the undersigned stockholders, who collectively hold a majority of the voting power of the Company’s issued and outstanding capital stock, hereby consent to the adoption of, and hereby adopt, the following resolutions and declare them to be in full force and effect as if adopted at a special meeting of the stockholders duly held in accordance with the Bylaws:

Background

WHEREAS, on April 3, 2012 (the “Closing Date”), the Company and Isaac Capital Group LLC (“ICG”) entered into a Note and Warrant Purchase Agreement in substantially the form attached hereto as Exhibit A (the “Purchase Agreement”), pursuant to which ICG agreed to purchase for cash up to $2,000,000 in aggregate principal amount of Subordinated Convertible Notes in substantially the form attached hereto as Exhibit B (“Convertible Notes”) to be issued by the Company;

WHEREAS, an initial Convertible Note in the principal amount of $250,000 was issued to ICG on the Closing Date, and additional Convertible Notes in an aggregate principal amount of up to $1,750,000 may be issued to ICG from time to time by the Company for a period of one (1) year following the Closing Date upon notice to ICG, provided that each Convertible Note must be in a principal amount of at least $100,000;

WHEREAS, either the Company or ICG may elect at any time to cause the immediate conversion of all or any portion of any Convertible Note (including all principal and accrued but unpaid interest relating thereto) into that number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), as is obtained by dividing the dollar amount of the principal and accrued but unpaid interest payable under the applicable Convertible Note by the applicable Conversion Price (the “Conversion Shares”), and subject to adjustment, the “Conversion Price” with respect to each Convertible Note will be an amount equal to 60% of the lesser of (i) the closing bid price of the Common Stock on the Closing Date or (ii) the 10-day weighted average closing bid price of the Common Stock for the 10 business days immediately preceding the date on which the Company or ICG (as applicable) provides notice of conversion with respect to the applicable Convertible Note;

WHEREAS, pursuant to the Purchase Agreement, in connection with the conversion of any Convertible Note into Conversion Shares, the Company will issue to ICG a warrant in substantially the form attached hereto as Exhibit C (“Warrant”) to purchase that number of shares of Common Stock equal to the applicable number of Conversion Shares (subject to adjustment) (the “Warrant Shares”), with each such Warrant to (i) be exercisable for a period of five (5) years following the date of its issuance at an exercise price equal to a 20% premium to the Conversion Price of the applicable Convertible Note (subject to adjustment) and (ii) provide that it may be exercised in whole or in part and also include a cashless exercise feature;

WHEREAS, in light of the Conversion Shares and Warrant Shares that may be issued to ICG upon the conversion of any Convertible Note(s) and/or exercise of any Warrant(s), stockholder approval of the Purchase Agreement and the transactions contemplated thereby is required under applicable NASDAQ Listing Rules;

WHEREAS, Section 78.320 of the Nevada Revised Statutes provides that, unless otherwise provided in the Articles or the Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required;

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WHEREAS, Article 6 of the Articles provides that no action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors of the Company (the “Board”);

WHEREAS, Section 2.5(a) of the Bylaws provides that, subject to restrictions imposed by the Articles or by applicable law, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company’s Secretary;

WHEREAS, at a meeting of the Board duly held on March 30, 2012, the Board (i) approved and authorized the Company’s entry into the Purchase Agreement and consummation of the transactions contemplated thereby, (ii) recommended that the Company’s stockholders approve the Purchase Agreement and the transactions contemplated thereby in accordance with applicable NASDAQ Listing Rules, and (iii) expressly approved and authorized stockholder action by written consent in connection with such recommendation, as required by the Articles; and

WHEREAS, the undersigned stockholders, after having considered the Board’s recommendation and carefully reviewed and considered the terms and conditions of the Purchase Agreement, the Convertible Notes, the Warrants and the other agreements and documents contemplated by the Purchase Agreement, have determined that it is advisable and in the best interests of the Company and its stockholders to approve the Purchase Agreement and the transactions contemplated thereby.

Approval of ICG Convertible Note Transaction

RESOLVED, that the Purchase Agreement and the transactions contemplated thereby (including, without limitation, the Company’s issuance of the Convertible Notes, Warrants, Conversion Shares and Warrant Shares, in each case subject to the terms and conditions of the Purchase Agreement, the Convertible Notes and the Warrants) be, and they hereby are, approved and authorized in all respects; and

RESOLVED FURTHER, that a sufficient number of shares of Common Stock are hereby reserved for issuance in respect of the Conversion Shares and Warrant Shares.

Ratification of Past Actions

RESOLVED, that all acts and deeds of the officers of the Company specified below (the “Authorized Officers”) taken prior to the date hereof to carry out the intent and accomplish the purposes of the foregoing resolutions are hereby approved, adopted, ratified and confirmed in all respects as the acts and deeds of the Company; and

RESOLVED FURTHER, that all acts and deeds of the Authorized Officers taken prior to the date hereof to carry out the intent and accomplish the purpose of carrying out the transactions contemplated by the Purchase Agreement (including, but not limited to, the Company’s execution and delivery of the Purchase Agreement and the initial Convertible Note) are hereby approved, adopted, ratified and confirmed in all respects as the acts and deeds of the Company.

General Resolutions

RESOLVED, that the Authorized Officers be, and each of them acting alone hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to do or cause to be done all such actions or things and to execute and deliver, or cause to be executed and delivered, such other agreements, documents or instruments, as any proper officer, in his discretion, may deem necessary, advisable or appropriate to effectuate and carry out the transactions contemplated by the Purchase Agreement and/or the purposes and intent of the foregoing resolutions; and

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RESOLVED FURTHER, that for purposes of these resolutions, the Authorized Officers of the Company are: Jon Isaac, President, Chief Executive Officer and Secretary, and Lawrence W. Tomsic, Chief Financial Officer.

[END OF DOCUMENT]

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